UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21407

Nuveen Diversified Dividend and Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeks High Current Income and Total Return from a Portfolio of Dividend-Paying
Common Stocks, REIT Stocks, Emerging Markets Debt, and Senior Loans.

Semi-Annual Report

June 30, 2013

Nuveen Diversified
Dividend and Income Fund

JDD

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you'll receive an e-mail as soon as your Nuveen Investments Fund information is ready—no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Table of Contents

Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage	9
Common Share Information	10
Risk Considerations	13
Performance Overview and Holding Summaries	15
Shareholder Meeting Report	17
Portfolio of Investments	18
Statement of Assets & Liabilities	33
Statement of Operations	34
Statement of Changes in Net Assets	35
Statement of Cash Flows	36
Financial Highlights	38
Notes to Financial Statements	40
Annual Investment Management Agreement Approval Process	51
Reinvest Automatically, Easily and Conveniently	59
Glossary of Terms Used in this Report	60
Additional Fund Information	63

Letter to Shareholders

Dear Shareholders,

After nine years of serving as lead director and independent chairman of the Nuveen Fund Board, my term of office has come to an end as of June 30, 2013. It has been a privilege to use this space to communicate with you on some of the broad economic trends in the U.S. and abroad and how they are impacting the investment environment in which your funds operate. In addition, I have enjoyed offering some perspective on how your Board views the various Nuveen investment teams as they apply their investment disciplines in that investment environment.

My term has coincided with a particularly challenging period for both mutual fund sponsors and investors. Since 2000 there have been three periods of unusually strong stock market growth and two major market declines. Recent years have been characterized by a search for yield in fixed income securities to compensate for an extended period of very low interest rates. Funds are investing more in foreign and emerging markets that require extensive research capabilities to overcome the more limited transparency and higher volatility in those markets. New fund concepts often incorporate derivative financial instruments that offer efficient ways to hedge investment risk or gain exposure to selected markets. Fund trading teams operate in many new domestic and international venues with quite different characteristics. Electronic trading and global communication networks mean that fund managers must be able to thrive in financial markets that react instantaneously to newsworthy events and are more interconnected than ever.

Nuveen has committed additional resources to respond to these changes in the fund industry environment. It has added IT and research resources to assemble and evaluate the increased flow of detailed information on economies, markets and individual companies. Based on its experience during the financial crisis of 2008-09, Nuveen has expanded its resources dedicated to valuing and trading portfolio securities with a particular focus on stressed financial market conditions. It has added systems and experienced risk management professionals to work with investment teams to better help evaluate whether their funds' risk exposures are appropriate in view of the return targets. The investment teams have also reflected on recent experience to reaffirm or modify their investment disciplines. Finally, experienced professionals and IT resources have been added to address new regulatory requirements designed to better inform and protect investors. The Nuveen Fund Board has enthusiastically encouraged these initiatives.

The Board has always viewed itself as your representatives to assure that Nuveen brings together experienced people, proven technologies and effective processes designed to produce results that meet investor expectations. It is important to note that our activities are highlighted by the annual contract renewal process. Despite its somewhat formal language, I strongly encourage you to read the summary because it offers an insight into our oversight process. The report is included in the back of this shareholder report. The renewal process is very comprehensive and includes a number of evaluations and discussions between the Board and Nuveen during the year. The summary also describes what has been achieved across the Nuveen fund complex and at individual funds such as yours.

As I leave the chairmanship and resume my role as a member of the Board, please be assured that I and my fellow Board members will continue to hold your interests uppermost in our minds as we oversee the management of your funds and that we greatly appreciate your confidence in your Nuveen fund.

Very sincerely,

Robert P. Bremner
August 22, 2013

Nuveen Investments

Portfolio Managers' Comments

Nuveen Diversified Dividend and Income Fund (JDD)

JDD features portfolio management by teams at four separate sub-advisers. Each subadviser has a strategic asset allocation of 25% of the Fund's assets.

NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments, invests its portion of the Fund's assets primarily in dividend-paying common stocks. Jon Bosse, CFA, Chief Investment Officer and James Stephenson, CFA, lead the Fund's management team at the firm.

The real estate portion of the Fund's investment portfolio is managed by a team at Security Capital Research & Management Incorporated, (Security Capital), a wholly-owned subsidiary of JPMorgan Chase & Co. Anthony R. Manno Jr., Kenneth D. Statz and Kevin Bedell lead the management team.

Symphony Asset Management, LLC (Symphony), an affiliate of Nuveen Investments, invests its portion of the Fund's assets primarily in senior loans. The Symphony team is led by Gunther Stein, Chief Investment Officer.

Wellington Management Company, LLP (Wellington Management) invests its portion of the Fund's assets in emerging markets sovereign debt. James W. Valone, CFA, heads the management team.

Here representatives from NWQ, Security Capital, Symphony and Wellington Management talk about their management strategies and the performance of the Fund for the six-month period ending June 30, 2013.

What were the key strategies used to manage the Fund during this six-month reporting period ended June 30, 2013?

The Fund's investment objectives are high current income and total return. In its efforts to achieve these objectives, the Fund invests primarily in 1) U.S. and foreign dividend paying common stocks, 2) dividend paying common stocks issued by real estate companies, 3) emerging markets sovereign debt, and 4) senior secured loans. The Fund expects to invest at least 40%, but no more than 70%, of its assets in equity security holdings and at least 30%, but no more than 60%, of its assets in debt security holdings. Under normal circumstances, the Fund's target weighting is approximately 50% equity and 50% debt.

For the dividend paying equity portion of the Fund's portfolio, managed by NWQ, we continued to employ an opportunistic, bottom-up strategy that focused on identifying undervalued companies possessing favorable risk/reward characteristics as well as emerging catalysts that can unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets or a positive change in the underlying fundamentals. We also focused on trying to manage downside risk exposure, and focused on each company's balance sheet

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments

and cash flow statement, not just the income statement. We believe that cash flow analysis offers a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

In managing the real estate portion of the portfolio, Security Capital sought to maintain significant property type and geographic diversification while taking into account company credit quality, sector and security-type allocations. Investment decisions are based on a multi-layered analysis of the company, the real estate it owns, its management and the relative price of the security, with a focus on securities that we believe will be best positioned to generate sustainable income and potential price appreciation over the long-run. Across all real estate sectors, Security Capital favored companies with properties located in the strongest infill markets, where most of the properties are built to fill remaining spaces. These "high barrier to entry" markets are defined by constraints that limit new construction, a quality that over the long-term has the potential to provide superior value enhancement and a real inflation hedge. As of June 30, 2013, the real estate portfolio allocations were 99% common stocks and 1% cash equivalents.

The emerging market debt portion of the Fund is managed by Wellington Management. During the first half of 2013, the Wellington Management Portfolio's risk stance has been modestly pro-risk due to our constructive view on emerging markets debt. Throughout the period we remained overweight Latin America, but shifted our positioning by adding to our sovereign debt exposure and trimming our quasi-sovereign and corporate exposures. We favored countries such as Brazil and Colombia, but moved to an underweight in Mexico, where positive fundamental trends are fully priced into credit spreads. We have moved to a relatively neutral position in Argentina and are modestly underweight in Venezuela, balancing attractive valuations with more challenging fundamental developments. Although we remain broadly cautious on Eastern Europe we do still favor Russia and have taken a more opportunistic position in Slovenia. During the reporting period, we also favored countries where fundamentals have largely been on an improving trend, such as Latvia and Romania. We mostly avoided those Middle Eastern countries that are still sorting their way through difficult political transitions; we had exposures in Qatar and United Arab Emirates, two high quality countries with attractive valuations. We have trimmed exposure to both countries, but remain favorable on the United Arab Emirates. Asia largely remained a source of funds given tight valuations, but found good opportunities in the corporate sector in India, Singapore, and Thailand. During the period, our local interest rate exposure was light and largely concentrated in Latin America and South Africa. We have also added local rates exposure in Russia. We have trimmed our emerging markets currency exposure as macro risks heated up, though the longer term outlook is still positive. We expect currency volatility to remain elevated as growth trends remain sluggish and uncertainty around tapering persists. We do not expect that emerging markets central banks will fight depreciation aggressively in the hopes that it improves their competitiveness and boosts export growth. We are light on currency exposure but continue to favor Mexican peso. Finally, we have scaled back corporate exposure, concentrating our positions in those issuers that are well positioned to weather a period of market volatility.

In the senior loan and other debt portion of the Fund's portfolio, the Symphony team continued to manage and monitor senior loan market risks. Investors who took credit risk were rewarded during the reporting period and defaults averaged below 2% for the senior loan market. All industries had positive returns during the period, with any weaknesses in very specific issuers, some of which had credit events during the period. The Fund's capital remained invested in assets offering attractive current income and yield, whose issuers have relatively strong credit profiles among non-investment grade debt.

How did the Fund perform during this six-month reporting period ended June 30, 2013?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year, five-year and since inception periods ended June 30, 2013. For the six-month period ended June 30, 2013, the total return on common share net asset value (NAV) for the Fund outperformed its comparative benchmark, but underperformed the S&P 500® Index.

Nuveen Investments

Within the dividend paying equity portion of the Fund, most of our financial holdings outperformed on the strength of improving fundamentals, including stronger capital positions, ongoing cost cutting initiatives, and a steady recovery in the housing market. Two notable investments in the sector included Hartford Financial and Unum Group. Hartford benefited from improving fundamental performance, rising interest rates, strengthening equity markets (particularly in Japan), and continued execution of its strategy to focus on its property and casualty business and reducing exposure to its variable annuity business. Hartford recently increased its dividend and increased its share repurchase authorization, in addition to announcing further asset sales and steps to reduce risk in its run-off variable annuity businesses.

Unum Group appreciated as investors began to recognize that the company was earning its cost of capital while trading at a significant discount to its book value. In addition, Unum has been returning a substantial part of its earnings to shareholders in the form of dividends and share repurchases. We believe Unum's underwriting discipline combined with active capital management and higher interest rates have brought the stock's valuation more in line with the company's solid fundamentals.

Shares of CA Technology have rebounded from their year-end sell-off in 2012 on the back of improving cash flows and earnings results as well as the announcement of a turnaround strategy by new CEO Michael Gregoire. While we believe much of the focus of Gregoire's new strategy will focus on reducing non-core expenses, he is also looking to reinvest in higher growth, higher margin business initiatives and we expect him to reorganize the sales force to enhance productivity and revenue growth. If successful, these efforts should increase the potential for CA Technology to achieve industry standard operating margins of 20% in its growth businesses.

Gold mining stocks AngloGold Ashanti and Barrick Gold performed poorly for the period. The most recent decline in miners was largely driven by the commodity weakness, in our view. In turn, the gold weakness has likely been driven by Fed comments regarding future potential stimulus tapering, dollar strength, Japan easing crowding out other stimulus, and higher interest rates. However, we think there is significant potential in the valuations of the miners at these levels, with much more upside potential than downside risk. We believe a reversal in gold back to the $1400-1500 range could drive an upward move in the mining stock prices. We believe there is enough uncertainty in the macro environment that this type of reversal is quite possible. Our gold mining positions are modest at this point and given the attractive risk/reward profile at these levels, we remain positively biased toward the stocks.

Also detracting from performance were shares of Mosaic, which weakened in June as a general sell-off in commodities put pressure on potash and phosphate prices. In July (subsequent to the close of this reporting period), the shares weakened even further after Russian potash producer, Uralkali, pulled out of their potash cartel marketing agreement with Belaruskali, BPC. This calls into question the ability of cartel producers to maintain market prices above the industry cost curve. The lower prices should stimulate additional demand, however, which could provide an offset to the loss in profitability. Also, although recently delayed, the Cargill Trust's sale of Mosaic stock should remove constraints on the company's ability to return substantial amounts of capital to shareholders.

We opportunistically added several new holdings to the Fund based on attractive valuations and dividend yield. We increased the Fund's financial sector weight with new purchases of Bank of New York, Medley Capital and PennyMac Mortgage, while eliminating MetLife and Symetra. We also purchased preferred shares of Texas Capital Bancshares. In the consumer staples sector, we increased exposure with the addition of Procter & Gamble and Tyson Foods. We later eliminated Tyson at a profit. New purchases in the technology sector included Analog Devices and Microchip Technology, and AstraZeneca and Roche Holding in health care.

Several holdings were eliminated or trimmed during the reporting based on valuation, deteriorating fundamentals or to raise cash as we rotated into new investment opportunities. Among the holdings eliminated were News Corp, Symetra Financial, Tyson Foods and Teva Pharmaceutical. We rotated out of Newmont Mining and put the proceeds in AuRico Gold and eliminated MetLife and Halliburton based on valuation.

Nuveen Investments

We also wrote (sold) call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential. The effect on performance for was a very small positive.

In the real estate portion of the Fund managed by Security Capital, the Fund's portfolio of strip-center, regional malls and apartment equity investments contributed positively to benchmark relative performance. On the negative side, the Fund's performance was constrained by equity investments in health care, office and hotel investments.

In the emerging markets debt portion of the portfolio managed by Wellington Management, security selection was the main driver of positive performance, though country rotation strategies were also modestly accretive. Among country rotation strategies, an underweight to Uruguay, a lack of exposure to Egypt, and an overweight exposure to Russia contributed to overall performance, while a lack of exposure to Lebanon, an overweight to Brazil, and an underweight to China detracted. Security selection contributed to total returns during the period. Positioning in Indonesia, Turkey and Peru contributed to overall performance, while security selection in Mexico, Lithuania and the Philippines detracted. We also used currency forward contracts, buying currencies we expected to appreciate and selling currencies we expected to depreciate. These contracts contributed to overall performance during the period.

The senior loan and other debt portion of the Fund managed by Symphony benefited from credit selection and strong market technicals, including robust retail demand and collateralized loan obligation issuance. Our positions in Federal-Mogul Corporation and U.S. Foods performed well during the reporting period. Detracting from performance was TXU Corporation, whose loans traded down as investors await regulatory changes to the local power market.

Nuveen Investments

Fund Leverage

IMPACT OF THE FUND'S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to the comparative benchmark and index was the Fund's use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by the Fund generally are rising. During the period, the Fund held swap contracts in order to hedge the leverage costs, which slightly detracted from the overall positive contribution of leverage.

THE FUND'S REGULATORY LEVERAGE

Bank Borrowings

As discussed previously, the Fund employs regulatory leverage through the use of bank borrowings. As of June 30, 2013, the Fund has outstanding bank borrowings of $116,000,000.

Refer to Notes to Financial Statements, Footnote 9—Borrowing Arrangements for further details.

As of June 30, 2013, the Fund's percentages of leverage are as shown in the accompanying table.

	Effective Leverage*	Regulatory Leverage*
JDD	31.52%	31.52%

*  Effective leverage is the Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund's portfolio that increase the Fund's investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is sometimes referred to as "40 Act Leverage" and is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments

Common Share Information

Distribution Information

The following information regarding the Fund's distributions is current as of June 30, 2013, and likely will vary over time based on the Fund's investment activities and portfolio investment value changes.

During the current reporting period, the Fund's quarterly distributions to common shareholders were as shown in the accompanying table.

JDD	Per Common Share Amounts
March	$0.2500
June	0.2500
Current Distribution Rate*	8.29%

*  Current Distribution Rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

The Fund employs financial leverage through the use of bank borrowings. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but also increases the variability of common shareholders' net asset value per share in response to changing market conditions.

The Fund has a managed distribution program. The goal of this program is to provide common shareholders with relatively consistent and predictable cash flow by systematically converting the Fund's expected long-term return potential into regular distributions. As a result, regular common share distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•  The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund's past or future investment performance from its current distribution rate.

•  Actual common share returns will differ from projected long-term returns (and therefore the Fund's distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•  Each distribution is expected to be paid from some or all of the following sources:

•  net investment income (regular interest and dividends),

•  realized capital gains, and

•  unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•  A non-taxable distribution is a payment of a portion of the Fund's capital. When the Fund's returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund's returns fall short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is

Nuveen Investments

offset during other time periods over the life of your investment (previous or subsequent) when the Fund's total return exceeds distributions.

•  Because distribution source estimates are updated during the year based on the Fund's performance and forecast for its current fiscal year (which is the calendar year for the Fund), estimates on the nature of your distributions provided at the time the distributions are paid may differ from both the tax information reported to you in your Fund's IRS Form 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund's common share distributions and total return performance for the six months ended June 30, 2013. This information is provided on a tax basis rather than a generally accepted accounting principles (GAAP) basis. This information is intended to help you better understand whether the Fund's returns for the specified time period were sufficient to meet the Fund's distributions.

As of June 30, 2013 (Common Shares)	JDD
Inception date	9/25/03
Six months ended June 30, 2013:
Per share distribution:
From net investment income	$0.24
From realized capital gains	0.26
Return of capital	0.00
Total per share distribution	$0.50
Annualized distribution rate on NAV	7.91%
Average annual total returns:
Excluding retained gain tax credit/refund**:
6-Month (Cumulative) on NAV	5.71%
1-Year on NAV	13.66%
5-Year on NAV	7.13%
Since inception on NAV	7.48%
Including retained gain tax credit/refund**:
6-Month (Cumulative) on NAV	5.71%
1-Year on NAV	13.66%
5-Year on NAV	7.13%
Since inception on NAV	7.73%

**  The Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. As reported on Form 2439, common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The total returns "Including retained gain tax credit/refund" include the economic benefit to common shareholders on record date of these tax credits/refunds. The Fund had no retained capital gains for the tax years ended December 31, 2012 through December 31, 2008 or for the tax years ended prior to December 31, 2006.

Nuveen Investments

Common Share Repurchases

As of June 30, 2013, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	Common Shares Repurchased and Retired	% of Common Shares Authorized for Repurchase
JDD	265,122	13.3%

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.

Common Share Other Information

As of June 30, 2013, and during the six-month reporting period, the Fund's common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JDD
Common Share NAV	$12.64
Common Share Price	$12.06
Premium/(Discount) to NAV	(4.59)%
6-Month Average Premium/(Discount) to NAV	(1.70)%

Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Fund frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. The Fund's use of leverage creates the possibility of higher volatility for the Fund's per share NAV, market price and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in the Fund's portfolio. Leverage typically magnifies the total return of the Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that the Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations. This is particularly true for funds employing a managed distribution program.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Counterparty Risk. To the extent that a Fund's derivative investments are purchased or sold in over-the-counter transactions, the Fund will be exposed to the risk that counter- parties to these transactions will be unable to meet their obligations.

Issuer Credit Risk. This is the risk that a security in the Fund's portfolio will fail to make dividend or interest payments when due.

Illiquid Securities Risk. This is the risk that the Fund may not be able to sell securities in its portfolio at the time or price desired by the Fund.

Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic development. These risks often are magnified in emerging markets.

Real Estate Risk. The Fund may invest in various types of securities issued by real estate investment trusts (REITs), linking an investment in the Fund to the performance of the real estate markets, which may fall due to increasing vacancies, declining rents or the failure of borrowers to pay their loans.

Nuveen Investments

Derivatives Strategy Risk. Derivative securities include, but are not limited to, calls, puts, warrants, swaps and forwards. The Fund's use of derivatives involves risks different from, and possibly greater than, the risks associated with the underlying investments.

Unrated Investment Risk. In determining whether an unrated security is an appropriate investment for the Fund, the portfolio manager will consider information from industry sources, as well as its own quantitative and qualitative analysis, in making such a determination. However, such a determination by the portfolio manager is not the equivalent of a rating by a rating agency.

Dividend Income Risk. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time.

Risks from Unsecured Adjustable Rate Loans or Insufficient Collateral Securing Adjustable Rate Loans. Some of the adjustable rate loans in which the Fund may invest will be unsecured or insufficiently collateralized, thereby increasing the risk of loss to the Fund in the event of issuer default.

Value Stock Risks. Value stocks are securities that the portfolio manager believes to be undervalued or mispriced. If the manager's assessment of a company's prospects is wrong, the price of the company's common stock or other equity securities may fall, or may not approach the value that the manager has placed on them.

Interest Rate Swaps Risk. The risk that yields will move in the direction opposite to the direction anticipated by a Fund, which would cause a Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance.

Forward Currency Contracts Risk. Forward currency contracts are not standardized and are substantially unregulated. Principals are not required to continue to make markets in the securities or currencies they trade and these markets can experience periods of illiquidity, sometimes of significant duration. In addition, trading forward currency contracts can have the effect of financial leverage by creating additional investment exposure.

Reinvestment Risk. If market interest rates decline, income earned from the Fund's portfolio may be reinvested at rates below that of the original bond that generated the income.

Nuveen Investments

Nuveen Diversified Dividend and Income Fund (JDD)

Performance Overview and Holding Summaries as of June 30, 2013

Average Annual Total Returns as of June 30, 2013

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception[1]
JDD at Common Share NAV	5.71%	13.66%	7.13%	7.48%
JDD at Common Share Price	8.18%	15.40%	10.22%	7.30%
Comparative Benchmark	2.79%	10.17%	9.01%	9.22%
S&P 500® Index	13.82%	20.60%	7.01%	7.12%

Average Annual Total Returns as of June 30, 20132 (including retained gain tax credit/refund)

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception[4]
JDD at Common Share NAV	5.71%	13.66%	7.13%	7.73%
JDD at Common Share Price	8.18%	15.40%	10.22%	7.55%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

Portfolio Allocation3,4,5

(as a % of total investments)

Real Estate Investment Trust Common Stocks	26.1%
Common Stocks	25.0%
Variable Rate Senior Loan Interests	22.5%
Emerging Markets Debt and Foreign Corporate Bonds	22.3%
Short-Term Investments	3.3%
$1,000 Par (or similar) Institutional Structures	0.4%
$25 Par (or similar) Retail Structures	0.3%
Corporate Bonds	0.1%

Portfolio Composition3,4

(as a % of total investments)

Real Estate Investment Trust	26.1%
Emerging Markets Debt	22.3%
Pharmaceuticals	5.9%
Media	5.5%
Food Products	3.1%
Health Care Providers & Services	2.6%
Oil, Gas & Consumable Fuels	2.5%
Insurance	2.5%
Software	2.5%
Hotels, Restaurants & Leisure	2.3%
Diversified Financial Services	2.0%
Short-Term Investments	3.3%
Other	19.4%

Real Estate Investment Trust

Top Five Sub-Industries

(as a % of total investments)3,4

Retail	6.6%
Residential	5.3%
Specialized	5.0%
Office	3.6%
Industrial	2.0%

Emerging Markets Debt
and Foreign Corporate Bonds

Top Five Countries

(as a % of total investments)3,4

Brazil	2.7%
Russia	1.8%
Colombia	1.6%
Indonesia	1.4%
Turkey	1.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this page.

1  Since inception returns are from 9/25/03.

2  As previously explained in the Common Share Distribution and Price Information section of this report, the Fund elected to retain a portion of its realized long-term capital gains for the tax years ended December 31, 2007 and December 31, 2006, and pay required federal corporate income taxes on these amounts. These standardized total returns include the economic benefit to common shareholders of record of this tax credit/refund. The Fund had no retained capital gains for the tax years ended December 31, 2012 through December 31, 2008 or for the tax years ended prior to December 31, 2006.

3  Holdings are subject to change.

4  Excluding investments in derivatives.

5  69.1% of the Fund's total investments (excluding investments in derivatives) are denominated in U.S. Dollars.

Nuveen Investments

JDD

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on April 3, 2013; at this meeting the shareholders were asked to vote on the election of Board Members.

JDD
Common Shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	18,095,923
Withhold	430,085
Total	18,526,008
Judith M. Stockdale
For	18,092,677
Withhold	433,331
Total	18,526,008
Carole E. Stone
For	18,035,965
Withhold	490,043
Total	18,526,008
Virginia L. Stringer
For	18,083,024
Withhold	442,984
Total	18,526,008

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund

Portfolio of Investments

  June 30, 2013 (Unaudited)

Shares	Description (1)	Value
	Common Stocks – 36.7% (25.0% of Total Investments)
	Aerospace & Defense – 0.6%
23,500	Raytheon Company	$1,553,820
	Automobiles – 1.0%
77,000	General Motors Company, (2)	2,564,870
	Building Products – 0.7%
35,400	Masonite Worldwide Holdings, (2)	1,840,800
	Capital Markets – 0.8%
41,950	Bank of New York Company, Inc.	1,176,698
63,600	Medley Capital Corporation	863,688
	Total Capital Markets	2,040,386
	Chemicals – 0.5%
23,000	Mosaic Company	1,237,630
	Commercial Banks – 1.5%
91,800	Wells Fargo & Company	3,788,586
	Communications Equipment – 2.0%
144,800	Cisco Systems, Inc.	3,520,088
127,000	LM Ericsson Telefonaktiebolaget, Sponsored ADR	1,432,560
	Total Communications Equipment	4,952,648
	Consumer Finance – 1.3%
51,000	Capital One Financial Corporation	3,203,310
	Diversified Financial Services – 2.8%
75,400	Citigroup Inc.	3,616,938
66,000	JPMorgan Chase & Co.	3,484,140
	Total Diversified Financial Services	7,101,078
	Diversified Telecommunication Services – 0.3%
181,200	Frontier Communications Corporation	733,860
	Food & Staples Retailing – 1.0%
43,900	CVS Caremark Corporation	2,510,202
	Household Products – 0.5%
15,100	Procter & Gamble Company	1,162,549
	Industrial Conglomerates – 0.4%
45,500	General Electric Company	1,055,145
	Insurance – 3.7%
87,500	American International Group	3,911,250
94,400	Hartford Financial Services Group, Inc.	2,918,848
82,000	Unum Group	2,408,340
	Total Insurance	9,238,438

Nuveen Investments

Shares	Description (1)	Value
	Machinery – 0.8%
18,300	Ingersoll Rand Company Limited, Class A	$1,016,016
17,400	PACCAR Inc.	933,684
	Total Machinery	1,949,700
	Media – 4.6%
147,000	Interpublic Group Companies, Inc.	2,138,850
16,393	Metro-Goldwyn-Mayer, (2)	819,650
105,000	National CineMedia, Inc.	1,773,450
30,000	Twenty First Century, Class A	978,000
48,000	Time Warner Inc.	2,775,360
3,958	Tribune Company, (2)	225,210
3,185	Tribune Company, (4)	—
42,300	Viacom Inc., Class B	2,878,515
	Total Media	11,589,035
	Metals & Mining – 0.8%
40,000	AngloGold Ashanti Limited, Sponsored ADR	572,000
150,500	AuRico Gold Inc.	657,685
56,100	Barrick Gold Corporation	883,014
	Total Metals & Mining	2,112,699
	Oil, Gas & Consumable Fuels – 3.0%
30,800	Canadian Natural Resources Limited	870,408
39,500	Royal Dutch Shell PLC, Class A	2,520,100
164,900	Talisman Energy Inc.	1,884,807
43,900	Total SA, Sponsored ADR	2,137,930
	Total Oil, Gas & Consumable Fuels	7,413,245
	Pharmaceuticals – 5.7%
27,700	AstraZeneca PLC, Sponsored ADR	1,310,210
68,600	GlaxoSmithKline PLC, Sponsored ADR	3,427,942
29,900	Merck & Company Inc.	1,388,855
151,100	Pfizer Inc., (5)	4,232,311
10,000	Roche Holdings AG, Sponsored ADR, (3)	618,650
65,000	Sanofi-Aventis, ADR	3,348,150
	Total Pharmaceuticals	14,326,118
	Semiconductors & Equipment – 0.8%
10,800	Analog Devices, Inc.	486,648
73,500	Applied Materials, Inc.	1,095,885
13,400	Microchip Technology Incorporated	499,150
	Total Semiconductors & Equipment	2,081,683
	Software – 2.1%
86,200	CA Technologies, Inc.	2,467,906
83,000	Microsoft Corporation	2,865,990
	Total Software	5,333,896
	Tobacco – 0.8%
24,000	Philip Morris International	2,078,880
	Wireless Telecommunication Services – 1.0%
90,000	Vodafone Group PLC, Sponsored ADR	2,586,600
	Total Common Stocks (cost $75,081,302)	92,455,178

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of Investments June 30, 2013 (Unaudited)

Shares	Description (1)	Value
	Real Estate Investment Trust (REIT) Common Stocks – 38.3% (26.1% of Total Investments)
	Diversified – 1.8%
33,500	Colonial Properties Trust	$808,020
46,350	Vornado Realty Trust	3,840,098
	Total Diversified	4,648,118
	Hotels, Restaurants & Leisure – 2.7%
209,542	Host Hotels & Resorts Inc.	3,534,974
35,800	RLJ Lodging Trust	805,142
16,400	Starwood Hotels & Resorts Worldwide, Inc.	1,036,316
118,750	Sunstone Hotel Investors Inc., (2)	1,434,500
	Total Hotels, Restaurants & Leisure	6,810,932
	Industrial – 2.9%
45,750	EastGroup Properties Inc.	2,574,353
127,648	Prologis Inc.	4,814,883
	Total Industrial	7,389,236
	Mortgage – 0.8%
43,100	PennyMac Mortgage Investment Trust	907,255
56,000	Redwood Trust Inc.	952,000
	Total Mortgage	1,859,255
	Office – 5.4%
21,200	Alexandria Real Estate Equities Inc.	1,393,264
133,100	BioMed Realty Trust Inc.	2,692,613
31,350	Boston Properties, Inc.	3,306,485
54,500	Douglas Emmett Inc.	1,359,775
81,800	Mack-Cali Realty Corporation	2,003,282
30,500	SL Green Realty Corporation	2,689,795
	Total Office	13,445,214
	Residential – 7.7%
130,876	Apartment Investment & Management Company, Class A	3,931,515
29,925	AvalonBay Communities, Inc.	4,037,182
85,700	Equity Residential	4,975,742
16,950	Essex Property Trust Inc.	2,693,693
149,600	UDR Inc.	3,813,303
	Total Residential	19,451,435
	Retail – 9.6%
11,150	Federal Realty Investment Trust	1,156,032
217,860	General Growth Properties Inc.	4,328,878
133,200	Kimco Realty Corporation	2,854,476
71,391	Macerich Company	4,352,709
41,750	Regency Centers Corporation	2,121,318
46,635	Simon Property Group, Inc.	7,364,599
19,150	Tanger Factory Outlet Centers	640,759
46,500	Weingarten Realty Trust	1,430,804
	Total Retail	24,249,575
	Specialized – 7.4%
38,800	Extra Space Storage Inc.	1,626,884
95,200	HCP, Inc.	4,325,888
66,750	Health Care REIT, Inc.	4,474,253
29,574	Public Storage, Inc.	4,534,581
52,650	Ventas Inc.	3,657,069
	Total Specialized	18,618,675
	Total Real Estate Investment Trust (REIT) Common Stocks (cost $73,195,267)	96,472,440

Nuveen Investments

Shares	Description (1)	Coupon		Ratings (6)	Value
	$25 Par (or similar) Retail Structures – 0.4% (0.3% of Total Investments)
	Commercial Banks – 0.4%
38,000	Texas Capital Bancshares Inc.	6.500%		BB	$923,780
	Total $25 Par (or similar) Retail Structures (cost $950,581)				923,780
Shares	Description (1)	Coupon	Maturity	Ratings (6)	Value
	$1,000 Par (or similar) Institutional Structures – 0.6% (0.4% of Total Investments)
	Food Products – 0.6%
15	HJ Heinz Finance Company, 144A	8.000%	7/15/13	B2	$1,519,219
	Total $1,000 Par (or similar) Institutional Structures (cost $1,310,000)				1,519,219
Principal Amount (000)	Description (1)	Coupon	Maturity (7)	Ratings (6)	Value
	Variable Rate Senior Loan Interests – 33.0% (22.5% of Total Investments) (8)
	Aerospace & Defense – 0.2%
$438	Hamilton Sundstrand, Term Loan, First Lien	4.000%	12/13/19	B1	$435,317
	Airlines – 0.2%
499	Delta Air Lines, Inc., Term Loan B1	4.000%	10/18/18	Ba1	498,750
	Auto Components – 1.3%
1,294	Federal-Mogul Corporation, Tranche B, Term Loan	2.128%	12/29/14	B1	1,237,858
660	Federal-Mogul Corporation, Tranche C, Term Loan	2.128%	12/28/15	B1	631,560
1,000	Goodyear Tire & Rubber Company, Term Loan, Second Lien	4.750%	4/30/19	Ba1	1,004,063
448	Tomkins, LLC / Tomkins, Inc., Term Loan B2	3.750%	9/29/16	BB	451,341
3,402	Total Auto Components				3,324,822
	Beverages – 0.4%
1,000	Constellation Brands, Inc., Term Loan	2.750%	5/01/20	BB+	997,375
	Biotechnology – 0.3%
878	Grifols, Inc., Term Loan	4.250%	6/01/17	BB	883,840
	Capital Markets – 0.4%
975	Walter Investment Management Corporation, Tranche B, Term Loan	5.750%	11/28/17	B+	981,263
	Chemicals – 0.4%
975	Univar, Inc., Term Loan	5.000%	6/30/17	B+	955,966
	Commercial Services & Supplies – 0.8%
1,042	Aramark Corporation, Term Loan, Tranche D	4.000%	9/09/19	BB-	1,046,354
960	KAR Auction Services, Inc., Term Loan B	3.750%	5/19/17	BB-	964,337
2,002	Total Commercial Services & Supplies				2,010,691
	Communications Equipment – 0.6%
1,496	Arris Group, Inc., Term Loan B	3.500%	4/17/20	BB-	1,488,145
	Consumer Finance – 0.2%
407	Springleaf Financial Funding Company, Term Loan	5.500%	5/10/17	B	408,091
	Containers & Packaging – 1.2%
1,000	Pact Group, Inc., Term Loan B	3.750%	5/22/20	Ba3	996,250
1,587	Reynolds Group Holdings, Inc., Term Loan	4.750%	9/28/18	B+	1,592,804
355	Sealed Air Corporation, Term Loan B1	4.000%	10/03/18	Ba1	358,487
2,942	Total Containers & Packaging				2,947,541

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of Investments June 30, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity (7)	Ratings (6)	Value
	Diversified Financial Services – 0.2%
$437	WideOpenWest Finance LLC, Term Loan B	4.750%	4/01/19	B1	$438,480
	Diversified Telecommunication Services – 0.6%
852	Intelsat Jackson Holdings, Ltd., Term Loan B1	4.250%	4/02/18	BB-	854,482
746	Windstream Corporation, Term Loan B4	3.500%	1/23/20	BB+	748,271
1,598	Total Diversified Telecommunication Services				1,602,753
	Electric Utilities – 0.7%
2,312	TXU Corporation, 2014 Term Loan	3.720%	10/10/14	B2	1,656,983
	Electrical Equipment – 0.1%
293	Sensus Metering Systems, Inc., Term Loan, First Lien	4.750%	5/09/17	B1	293,006
	Food Products – 3.9%
998	AdvancePierre Foods, Inc., Term Loan, First Lien	5.750%	7/10/17	B1	1,005,397
2,800	HJ Heinz Company, Term Loan B2	3.500%	6/05/20	BB	2,803,318
1,238	Michael Foods Group, Inc., Term Loan	4.250%	2/25/18	Ba3	1,251,824
4,887	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B2	4,852,586
9,923	Total Food Products				9,913,125
	Health Care Equipment & Supplies – 0.6%
1,478	Kinetic Concepts, Inc., Term Loan D1	4.500%	5/04/18	Ba2	1,480,345
	Health Care Providers & Services – 3.8%
1,000	Apria Healthcare Group, Inc., Term Loan, First Lien	6.750%	4/06/20	BB-	997,500
4	Community Health Systems, Inc., Extended Term Loan	3.773%	1/25/17	BB	4,253
995	DaVita, Inc., New Term Loan B2	4.000%	11/01/19	Ba2	998,639
1,950	DaVita, Inc., Tranche B, Term Loan	4.500%	10/20/16	Ba2	1,962,784
1,959	Golden Living, Term Loan	5.000%	5/04/18	B1	1,884,988
1,000	HCA, Inc., Tranche B4, Term Loan	2.945%	5/01/18	BB	997,188
76	HCA, Inc., Tranche B5, Term Loan	3.026%	3/31/17	BB	75,642
901	Kindred Healthcare, Inc., Term Loan B1	4.250%	6/01/18	Ba3	894,996
467	Select Medical Corporation, Term Loan B	4.002%	6/01/18	Ba2	469,540
1,403	United Surgical Partners International, Inc., Term Loan, First Lien	4.250%	4/19/17	B1	1,401,945
9,755	Total Health Care Providers & Services				9,687,475
	Hotels, Restaurants & Leisure – 2.9%
1,940	24 Hour Fitness Worldwide, Inc., Term Loan B	5.250%	4/22/16	Ba3	1,959,413
734	Cedar Fair LP, Term Loan B	3.250%	3/06/20	BB-	738,317
996	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB	989,647
1,909	Seaworld Parks and Entertainment, Inc., Term Loan B2	3.000%	5/14/20	BB-	1,899,308
1,010	Six Flags Theme Parks, Inc., Term Loan B, First Lien	4.000%	12/20/18	BB+	1,017,850
181	Venetian Casino Resort LLC, Delayed Term Loan	2.700%	11/23/16	BBB-	181,053
575	Venetian Casino Resort LLC, Tranche B, Term Loan	2.700%	11/23/16	BBB-	574,178
7,345	Total Hotels, Restaurants & Leisure				7,359,766
	Household Durables – 0.7%
998	AOT Bedding Super Holdings LLC, Term Loan B	5.003%	10/01/19	B+	1,001,241
811	Tempur-Pedic International, Inc., New Term Loan B	3.500%	3/18/20	BB	806,264
1,809	Total Household Durables				1,807,505
	Industrial Conglomerates – 0.4%
998	DuPont Performance Coatings, Dollar Term Loan B	4.750%	1/17/20	B+	999,549
	IT Services – 0.1%
206	SunGard Data Systems, Inc., Term Loan B	1.942%	2/28/14	BB	205,916

Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity (7)	Ratings (6)	Value
	Media – 3.4%
$581	Bresnan Broadband Holdings LLC, Term Loan B	5.250%	12/14/17	BB+	$583,818
965	Cequel Communications LLC, Term Loan	3.500%	2/14/19	Ba2	962,062
247	Clear Channel Communications, Inc., Tranche D, Term Loan	6.945%	1/30/19	CCC+	226,527
945	Cumulus Media, Inc., Term Loan B, First Lien	4.500%	9/18/18	Ba2	949,507
726	Cumulus Media, Inc., Term Loan, Second Lien	7.500%	9/16/19	B3	743,116
1,245	Interactive Data Corporation, Term Loan	3.750%	1/31/18	Ba3	1,242,570
535	Nielsen Finance LLC, Term Loan E	2.943%	5/25/16	BBB-	537,759
498	Tribune Company, Exit Term Loan B	4.000%	12/17/19	BB+	502,056
1,560	Univision Communications, Inc., Term Loan C1	4.500%	3/01/20	B+	1,548,372
1,000	UPC Broadband Holding BV, Term Loan AH	3.250%	6/30/21	BB-	996,563
1,554	Yell Group PLC, Term Loan, (9)	0.000%	7/31/14	N/R	370,776
9,856	Total Media				8,663,126
	Metals & Mining – 0.0%
54	FMG Resources, Ltd., Term Loan B	5.250%	10/18/17	BB+	53,575
	Multi-Utilities – 0.4%
995	ADS Waste Holdings, Inc., Term Loan B	4.250%	8/05/19	B+	993,134
	Oil, Gas & Consumable Fuels – 0.8%
522	Energy Transfer Partners LP, Term Loan B	3.750%	3/24/17	BB	524,651
500	EP Energy LLC, Term Loan B3, Second Lien	3.500%	5/24/18	Ba3	497,890
131	Frac Tech International LLC, Term Loan	8.500%	5/06/16	B+	126,435
833	Samson Investment Company, Initial Term Loan, Second Lien	6.000%	9/25/18	B1	833,333
1,986	Total Oil, Gas & Consumable Fuels				1,982,309
	Personal Products – 0.3%
653	Burlington Coat Factory Warehouse Corporation, Term Loan B2	4.250%	2/16/17	B+	655,318
	Pharmaceuticals – 3.0%
970	ConvaTec Healthcare, Incremental Term Loan B	5.000%	12/22/16	Ba3	977,172
910	Par Pharmaceutical Companies, Inc., Additional Term Loan B1	4.250%	9/30/19	B+	905,660
736	Quintiles Transnational Corp., Term Loan B2	4.500%	6/08/18	BB-	738,149
1,979	Valeant Pharmaceuticals International, Inc., Series D, Term Loan	3.500%	2/19/19	BBB-	1,967,469
1,500	Valeant Pharmaceuticals International, Inc., Term Loan E, WI/DD	TBD	TBD	BB	1,499,331
281	Warner Chilcott Company LLC, Term Loan B1 Additional	4.250%	3/15/18	BBB-	281,696
646	Warner Chilcott Corporation, Term Loan B1	4.250%	3/15/18	BBB-	647,095
87	Warner Chilcott Corporation, Term Loan B2	4.250%	3/15/18	BBB-	87,022
509	Warner Chilcott Corporation, Term Loan B3	4.250%	3/15/18	BBB-	509,922
7,618	Total Pharmaceuticals				7,613,516
	Real Estate Investment Trust – 0.3%
878	iStar Financial, Inc., Term Loan	4.500%	10/15/17	BB-	889,568
	Real Estate Management & Development – 0.3%
685	Capital Automotive LP, Term Loan, Tranche B1	4.000%	4/10/19	Ba2	685,609
	Road & Rail – 0.2%
404	Swift Transportation Company, Inc., Term Loan B2	4.000%	12/01/17	BB	407,262
	Semiconductors & Equipment – 0.7%
746	NXP Semiconductor LLC, Incremental Term Loan C	4.750%	1/10/20	B+	757,755
978	NXP Semiconductor LLC, Term Loan	4.500%	3/03/17	B1	993,792
1,724	Total Semiconductors & Equipment				1,751,547
	Software – 1.5%
870	Datatel Parent Corp, Term Loan B	4.500%	7/19/18	B+	873,575
985	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	BB-	982,840
788	Infor Enterprise Applications, Term Loan B	5.250%	4/05/18	Ba3	794,055

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of Investments June 30, 2013 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity (7)	Ratings (6)	Value
	Software (continued)
$1,124	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc. 2013 Replacement Term Loan B1	3.500%	6/07/19	BB	$1,120,068
116	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc. 2013 Replacement Term Loan B2	3.500%	6/07/19	BB	115,869
3,883	Total Software				3,886,407
	Specialty Retail – 1.2%
253	J Crew Group, Term Loan B1	4.000%	3/07/18	B1	252,577
1,759	Jo-Ann Stores, Inc., Term Loan, First Lien	4.000%	3/16/18	B+	1,759,627
993	Pilot Travel Centers LLC, First Amendment, Tranche B, Term Loan	4.250%	8/07/19	BB	981,024
3,005	Total Specialty Retail				2,993,228
	Wireless Telecommunication Services – 0.9%
1,000	Charter Communications Operating Holdings LLC, Term Loan E, WI/DD	TBD	TBD	Baa3	992,891
195	Clear Channel Communications, Inc., Tranche B, Term Loan	3.845%	1/29/16	CCC+	178,480
1,000	Cricket Communications, Inc., Term Loan C	4.750%	3/08/20	Ba3	992,707
2,195	Total Wireless Telecommunication Services				2,164,078
$85,104	Total Variable Rate Senior Loan Interests (cost $84,550,090)				83,115,381
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (6)	Value
	Corporate Bonds – 0.1% (0.1% of Total Investments)
	Media – 0.0%
$132	Clear Channel Communications, Inc., 144A	9.000%	12/15/19	CCC+	$128,040
	Metals & Mining – 0.1%
215	Southern Copper Corporation	7.500%	7/27/35	BBB+	229,825
$347	Total Corporate Bonds (cost $379,506)				357,865

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value
		Emerging Markets Debt and Foreign Corporate Bonds – 32.7% (22.3% of Total Investments)
		Argentina – 0.5%
130		City of Buenos Aires, Argentina, 144A	12.500%	4/06/15	B-	$129,350
145		Republic of Argentina	7.000%	10/03/15	B-	125,788
80		Republic of Argentina	8.750%	6/02/17	B	60,600
260		Republic of Argentina	8.280%	12/31/33	CC	146,151
395		Republic of Argentina	8.280%	12/31/33	B-	216,348
228	EUR	Republic of Argentina	7.820%	12/31/33	CC	165,065
1,348		Republic of Argentina	2.500%	12/31/38	CC	438,100
		Total Argentina				1,281,402
		Azerbaijan – 0.2%
465		Azerbaijan State Oil Company, Reg S	5.450%	2/09/17	BBB-	477,788
		Bolivia – 0.1%
200		Bolivia Government, Reg S	4.875%	10/29/22	BB-	187,000
		Brazil – 3.9%
340		Banco do Brasil, 144A	6.875%	N/A (11)	BB	299,200
170		Banco do Brasil, Reg S	8.500%	N/A (11)	Baa2	182,750
255		Banco do Nordeste do Brasil, 144A	3.625%	11/09/15	BBB	253,266
875		Brazil Minas SPE via State of Minas Gerais, Pass Through Notes, 144A	5.333%	2/15/28	BBB	848,750
1,130	BRL	Brazil Notas do Tesouro Nacional	10.000%	1/01/21	A-	507,348
1,167	BRL	Brazil Notas do Tesouro Nacional	10.000%	1/01/23	A-	519,833
300		Centrais Eletricas Brasileiras S.A, 144A	5.750%	10/27/21	BBB	290,250
400		Centrais Eletricas Brasileiras S.A, Reg S	5.750%	10/27/21	BBB	387,000
695	BRL	Companhia Energetica de Sao Paulo, 144A	9.750%	1/15/15	Ba1	486,500
600		Federative Republic of Brazil	6.000%	1/17/17	BBB	675,000

Nuveen Investments

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value
		Brazil (continued)
200		Federative Republic of Brazil	2.625%	1/05/23	BBB	$174,000
571		Federative Republic of Brazil	8.250%	1/20/34	BBB	756,575
2,018		Federative Republic of Brazil	7.125%	1/20/37	BBB	2,401,420
100		Federative Republic of Brazil	5.625%	1/07/41	BBB	99,500
150		Fibria Overseas Finance, 144A	6.750%	3/03/21	BB+	160,725
295		Globo Comunicacao Participacoes, SA, 144A	5.307%	5/11/22	BBB+	303,113
200		Itau Unibanco Holdings SA, Reg S	5.500%	8/06/22	BBB	191,000
310		Petrobras Global Finance BV	4.375%	5/20/23	A3	284,376
260		Petrobras International Finance Company	6.750%	1/27/41	A3	259,756
215		Rearden G Holdings, 144A	7.875%	3/30/20	BB	219,300
294		Telemar Norte Leste SA, 144A	5.500%	10/23/20	BBB	273,420
345		Vale Overseas Limited	6.875%	11/10/39	A-	348,236
		Total Brazil				9,921,318
		Canada – 0.2%
431		Pacific Rubiales Energy Corporation, 144A	7.250%	12/12/21	BB+	455,783
150		Pacific Rubiales Energy Corporation, 144A	5.125%	3/28/23	BB+	141,750
		Total Canada				597,533
		Chile – 0.9%
640		Corporacion Nacional del Cobre de Chile, Reg S	3.750%	11/04/20	A1	622,809
305		Corporacion Nacional del Cobre de Chile, Reg S	3.875%	11/03/21	A1	297,485
255		Corporacion Nacional del Cobre, 144A	4.250%	7/17/42	A1	211,370
420		Corporacion Nacional del Cobre, 144A	3.750%	11/04/20	A1	408,718
195		E-CL S.A, 144A	5.625%	1/15/21	BBB-	202,466
395		Empresa Nacional del Petroleo, 144A	4.750%	12/06/21	A	385,395
225		Empresa Nacional del Petroleo, Reg S	6.250%	7/08/19	A	242,320
		Total Chile				2,370,563
		China – 0.1%
255		Sinopec Group Overseas Development 2012, 144A	3.900%	5/17/22	Aa3	247,564
		Colombia – 2.3%
395		Bancolombia SA	6.125%	7/26/20	BBB-	408,825
265		Bancolombia SA	5.125%	9/11/22	BBB-	252,413
215		Grupo Aval Acciones y Valores, 144A	4.750%	9/26/22	Baa3	202,100
708,000	COP	Republic of Colombia	12.000%	10/22/15	BBB	423,138
730		Republic of Colombia	7.375%	3/18/19	BBB	887,680
900		Republic of Colombia	11.750%	2/25/20	BBB	1,327,500
420,000	COP	Republic of Colombia	7.750%	4/14/21	BBB	245,594
200		Republic of Colombia	2.625%	3/15/23	BBB	178,500
175,000	COP	Republic of Colombia	9.850%	6/28/27	BBB	119,633
535		Republic of Colombia	10.375%	1/28/33	BBB	829,250
515		Republic of Colombia	7.375%	9/18/37	BBB	657,913
325		Republic of Colombia	6.125%	1/18/41	BBB	361,563
		Total Colombia				5,894,109
		Costa Rica – 0.2%
590		Republic of Costa Rica, 144A	4.250%	1/26/23	Baa3	545,750
		Cote d'Ivoire (Ivory Coast) – 0.4%
1,075		Ivory Coast Republic, Reg S	5.750%	12/31/32	D	881,500
		Croatia – 0.8%
280		Republic of Croatia, 144A	6.250%	4/27/17	BBB-	293,555
130		Republic of Croatia, 144A	6.625%	7/14/20	BBB-	137,868
200		Republic of Croatia, Reg S	6.250%	4/27/17	BBB-	209,682
590		Republic of Croatia, Reg S	5.375%	11/29/19	BBB-	629,778
705		Republic of Croatia, Reg S	6.625%	7/14/20	BBB-	747,667
		Total Croatia				2,018,550

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of Investments June 30, 2013 (Unaudited)

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value
		Dominican Republic – 0.2%
405		Dominican Republic, 144A	5.875%	4/18/24	B+	$389,813
202		Dominican Republic, Reg S	9.040%	1/23/18	B+	221,410
		Total Dominican Republic				611,223
		El Salvador – 0.6%
30		Republic of El Salvador	8.250%	4/10/32	BB	31,275
260		Republic of El Salvador, 144A	5.875%	1/30/25	BB	252,850
165		Republic of El Salvador, Reg S	7.375%	12/01/19	BB	181,913
616		Republic of El Salvador, Reg S	7.750%	1/24/23	BB	680,680
75		Republic of El Salvador, Reg S	7.625%	9/21/34	BB	80,250
120		Republic of El Salvador, Reg S	7.650%	6/15/35	BB	117,300
260		Republic of El Salvador, Reg S	7.625%	2/01/41	BB	252,850
		Total El Salvador				1,597,118
		Georgia – 0.1%
225		Georgian Railway LLC, 144A	7.750%	7/11/22	BB-	243,158
		Guatemala – 0.1%
245		Republic of Guatemala, 144A	5.750%	6/06/22	Ba1	248,675
		Hungary – 1.0%
395	EUR	Republic of Hungary, Government Bond	4.375%	7/04/17	Ba1	509,010
276		Republic of Hungary, Government Bond	4.125%	2/19/18	Ba1	268,410
90	EUR	Republic of Hungary, Government Bond, Reg S	5.750%	6/11/18	Ba1	120,075
480		Republic of Hungary, Government Bond	5.375%	2/21/23	Ba1	462,000
1,210		Republic of Hungary, Government Bond	7.625%	3/29/41	Ba1	1,263,240
		Total Hungary				2,622,735
		Iceland – 0.1%
231		Republic of Iceland, Treasury Obligations, 144A	5.875%	5/11/22	BBB	244,860
		India – 0.3%
200		Bank of India London, 144A	3.625%	9/21/18	BBB-	187,680
200		Bharti Airtel International Company, 144A	5.125%	3/11/23	BBB-	181,760
285		Reliance Holdings USA Inc., 144A	5.400%	2/14/22	BBB+	289,528
		Total India				658,968
		Indonesia – 2.1%
185		Majapahit Holdings BV, Reg S	8.000%	8/07/19	Baa3	208,125
215		Pertamina PT, Reg S	6.000%	5/03/42	Baa3	201,025
520		Republic of Indonesia, Reg S	7.250%	4/20/15	Baa3	561,600
1,445		Republic of Indonesia, Reg S	7.500%	1/15/16	Baa3	1,589,500
165		Republic of Indonesia, Reg S	6.875%	1/17/18	Baa3	185,213
395		Republic of Indonesia, Reg S	11.625%	3/04/19	Baa3	537,200
235		Republic of Indonesia, Reg S	4.875%	5/05/21	Baa3	240,875
275		Republic of Indonesia, Reg S	3.750%	4/25/22	Baa3	258,500
100		Republic of Indonesia, Reg S	8.500%	10/12/35	Baa3	131,500
1,300		Republic of Indonesia, Reg S	6.625%	2/17/37	Baa3	1,417,000
		Total Indonesia				5,330,538
		Ireland – 0.1%
200		RZD Capital Limited, Russian Railways, Reg S	5.700%	4/05/22	Baa1	207,000
		Kazakhstan – 1.4%
220		KazAgro National Management Holding JSC, 144A	4.625%	5/24/23	BBB+	202,400
330		Kazakhstan Development Bank	6.500%	6/03/20	BBB+	346,500
200		Kazakhstan Development Bank, 144A	4.125%	12/10/22	BBB+	178,000
200		Kazakhstan Development Bank, Reg S	5.500%	12/20/15	BBB+	209,000

Nuveen Investments

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (6)	Value
	Kazakhstan (continued)
375	Kazakhstan Temir Zholy JSC	7.000%	5/13/16	BBB	$412,500
200	Kazakhstan Temir Zholy JSC, 144A	6.950%	7/10/42	BBB	203,260
225	Kazatomprom, Reg S	6.250%	5/20/15	Baa3	234,000
635	KazMunayGas National Company, 144A	5.750%	4/30/43	BBB	561,975
435	Kazmunaygas National, Reg S	11.750%	1/23/15	BBB	492,638
430	KazMuniaGaz Finance Subsidiary, 144A	11.750%	1/23/15	BBB	486,975
210	KazMuniaGaz Finance Subsidiary, Reg S	9.125%	7/02/18	BBB	251,475
	Total Kazakhstan				3,578,723
	Latvia – 0.6%
520	Latvia Republic, 144A	5.250%	2/22/17	BBB+	562,250
715	Latvia Republic, 144A	3.625%	1/12/20	BBB+	661,375
295	Latvia Republic, Reg S	5.250%	2/22/17	BBB+	318,969
	Total Latvia				1,542,594
	Lithuania – 0.6%
175	Republic of Lithuania, 144A	7.375%	2/11/20	Baa1	207,813
145	Republic of Lithuania, 144A	6.125%	3/09/21	Baa1	161,675
670	Republic of Lithuania, 144A	6.625%	2/01/22	Baa1	769,663
120	Republic of Lithuania, Reg S	5.125%	9/14/17	Baa1	128,328
315	Republic of Lithuania, Reg S	6.125%	3/09/21	Baa1	351,225
	Total Lithuania				1,618,704
	Luxembourg – 0.5%
455	Gaz Capital SA, Reg S	9.250%	4/23/19	Baa1	548,275
505	Gaz Capital SA, Reg S	8.625%	4/28/34	Baa1	598,425
	Total Luxembourg				1,146,700
	Malaysia – 0.5%
765	Pertoliam Nasional Berhad, Reg S	5.625%	3/15/16	AA-	844,057
360	Petronas Capital Limited, Reg S	5.250%	8/12/19	A1	393,068
	Total Malaysia				1,237,125
	Mexico – 1.4%
200	Alpek SA DE CV, Reg S	4.500%	11/20/22	BBB-	192,500
230	Pemex Project Funding Master Trust	6.625%	6/15/35	Baa1	241,500
210	United Mexican States	6.625%	3/03/15	Baa1	227,850
230	United Mexican States	8.300%	8/15/31	Baa1	313,950
365	United Mexican States	7.500%	4/08/33	Baa1	463,550
226	United Mexican States	6.750%	9/27/34	Baa1	266,680
688	United Mexican States	6.050%	1/11/40	Baa1	749,920
422	United Mexican States	4.750%	3/08/44	Baa1	375,580
814	United Mexican States	5.750%	10/12/00	Baa1	742,775
	Total Mexico				3,574,305
	Morocco – 0.2%
215	Kingdom of Morocco, 144A	4.250%	12/11/22	BBB-	189,243
235	Kingdom of Morocco, 144A	5.500%	12/11/42	BBB-	196,272
	Total Morocco				385,515
	Panama – 0.5%
180	AES Panama, Reg S	6.350%	12/21/16	BBB-	194,400
30	Republic of Panama	7.250%	3/15/15	BBB	32,775
490	Republic of Panama	8.875%	9/30/27	BBB	676,200
200	Republic of Panama	9.375%	4/01/29	BBB	290,000
	Total Panama				1,193,375

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of Investments June 30, 2013 (Unaudited)

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value
		Peru – 0.7%
165		El Fondo Mivivienda SA, 144A	3.500%	1/31/23	BBB	$146,850
745		Republic of Peru	8.375%	5/03/16	BBB	866,435
140		Republic of Peru	7.125%	3/30/19	BBB	169,400
130		Republic of Peru	7.350%	7/21/25	BBB	166,400
110		Republic of Peru	8.750%	11/21/33	BBB	160,050
150		Republic of Peru	6.550%	3/14/37	BBB	177,000
249	PEN	Republic of Peru Treasury Bond	7.840%	8/12/20	BBB+	103,010
		Total Peru				1,789,145
		Philippines – 1.1%
185		National Power Corporation	9.625%	5/15/28	BBB-	259,000
230		Republic of the Philippines	9.875%	1/15/19	BBB-	312,513
555		Republic of the Philippines	9.500%	2/02/30	BBB-	832,500
485		Republic of the Philippines	7.750%	1/14/31	BBB-	640,200
550		Republic of the Philippines	6.375%	1/15/32	BBB-	649,000
		Total Philippines				2,693,213
		Poland – 0.7%
285		PKO Finance AB, 144A	4.630%	9/26/22	A2	276,906
95		Republic of Poland	3.875%	7/16/15	A2	99,335
91		Republic of Poland	6.375%	7/15/19	A2	106,134
395		Republic of Poland	5.125%	4/21/21	A2	429,563
710		Republic of Poland	5.000%	3/23/22	A2	763,250
		Total Poland				1,675,188
		Qatar – 0.1%
137		Nakilat, Inc., Reg S	6.067%	12/31/33	AA-	153,509
		Romania – 0.5%
315	EUR	Republic of Romania, Reg S	4.875%	11/07/19	Baa3	418,581
226		Republic of Romania, Reg S	6.750%	2/07/22	Baa3	251,956
390		Republic of Romania, 144A	6.750%	2/07/22	Baa3	434,792
294		Republic of Romania, 144A	4.375%	8/22/23	Baa3	279,306
		Total Romania				1,384,635
		Russia – 2.6%
290		Alrosa Finance SA, 144A	7.750%	11/03/20	BB-	310,300
230		EDC Finance Limited, 144A	4.875%	4/17/20	BB+	210,450
215		EuroChem Mineral & Chemical GI Limited, 144A	5.125%	12/12/17	BB	211,238
555		Gazprom International SA, Reg S	4.375%	9/19/22	BBB-	508,297
200		Gazprom Neft OAO Via GPN Capital SA, 144A	4.375%	9/19/22	BBB-	183,170
430		Gazprom OAO Via Gaz Capital SA, Reg S	5.999%	1/23/21	Baa1	445,050
435		Lukoil International Finance, 144A	4.563%	4/24/23	BBB	404,550
5,995	RUB	Russian Federal Bond - OFZ	8.150%	2/03/27	BBB+	187,388
7,275	RUB	Russian Federation	6.800%	12/11/19	BBB+	216,991
4,255	RUB	Russian Federation	7.050%	1/19/28	Baa1	119,467
700		Russian Federation, Reg S	3.625%	4/29/15	Baa1	724,500
200		Russian Federation, Reg S	4.500%	4/04/22	Baa1	204,274
1,572		Russian Federation, Reg S	7.500%	3/31/30	Baa1	1,841,413
200		Sberbank of Russia Loan	5.717%	6/16/21	A3	204,000
700		VTB Capital SA, Reg S	6.875%	5/29/18	Baa1	742,000
		Total Russia				6,513,088
		Senegal – 0.2%
400		Republic of Senegal, Reg S	8.750%	5/13/21	B+	416,000

Nuveen Investments

Principal Amount (000) (10)		Description (1)	Coupon	Maturity	Ratings (6)	Value
		Serbia – 0.4%
265		Republic of Serbia, 144A	7.250%	9/28/21	BB-	$272,950
805		Republic of Serbia, Reg S	7.250%	9/28/21	BB-	829,149
		Total Serbia				1,102,099
		Singapore – 0.2%
210		DBS Bank Limited Singapore, Reg S	3.625%	9/21/22	Aa2	210,256
210		Oversea-Chinese Banking Corporation	3.750%	11/15/22	Aa2	210,391
		Total Singapore				420,647
		Slovakia – 0.2%
550		Slovakia Government, 144A	4.375%	5/21/22	A+	562,375
		Slovenia – 0.2%
475		Republic of Slovenia, 144A	5.850%	5/10/23	A-	441,750
		South Africa – 0.7%
200		Esckom Holdings Limited, Reg S	5.750%	1/26/21	BBB+	198,000
490		Republic of South Africa	6.875%	5/27/19	Baa1	554,924
325		Republic of South Africa	5.500%	3/09/20	Baa1	342,468
180		Republic of South Africa	4.665%	1/17/24	Baa1	171,900
2,590	ZAR	Republic of South Africa	8.750%	2/28/48	BBB+	261,044
335		Transnet SOC Limited, 144A	4.500%	2/10/16	A3	343,375
		Total South Africa				1,871,711
		Spain – 0.1%
225		BBVA Banco Continental SA, 144A	3.250%	4/08/18	BBB+	218,813
150		Santander Issuances, Reg S	4.125%	11/09/22	BBB+	140,625
		Total Spain				359,438
		Sri Lanka – 0.4%
170		Republic of Sri Lanka, 144A	6.250%	10/04/20	BB-	168,300
200		Republic of Sri Lanka, 144A	6.250%	7/27/21	BB-	197,000
290		Republic of Sri Lanka, 144A	5.875%	7/25/22	BB-	274,050
175		Republic of Sri Lanka, Reg S	6.250%	10/04/20	BB-	173,250
200		Republic of Sri Lanka, Reg S	6.250%	7/27/21	BB-	197,000
		Total Sri Lanka				1,009,600
		Thailand – 0.1%
200		PTT Global Chemical PCL, 144A	4.250%	9/19/22	BBB	191,614
		Turkey – 1.7%
210		Akbank TAX, Reg S	3.875%	10/24/17	Baa2	202,913
775		Republic of Turkey, Government Bond	7.000%	9/26/16	Baa3	865,365
321		Republic of Turkey, Government Bond	7.500%	7/14/17	Baa3	368,348
185		Republic of Turkey, Government Bond	6.750%	4/03/18	BBB-	207,663
1,495		Republic of Turkey, Government Bond	7.375%	2/05/25	Baa3	1,771,572
360		Republic of Turkey, Government Bond	6.875%	3/17/36	Baa3	401,400
215		Turkiye Garanti Bankasi AS, 144A	4.000%	9/13/17	Baa2	209,625
210		Turkiye IS Bankasi (Isbank)	3.875%	11/07/17	Baa2	204,750
		Total Turkey				4,231,636
		Ukraine – 1.1%
200		Perusahaan Listrik Negaraa PT, Reg S	5.500%	11/22/21	Baa3	196,000
220		Republic of Ukraine	9.250%	7/24/17	B	219,450
355		Republic of Ukraine, 144A	6.250%	6/17/16	B	329,263
445		Republic of Ukraine, 144A	9.250%	7/24/17	B	443,885
425		Republic of Ukraine, 144A	7.500%	4/17/23	B	372,938
200		Republic of Ukraine, Reg S	6.875%	9/23/15	B	196,000

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of Investments June 30, 2013 (Unaudited)

Principal Amount (000) (10)	Description (1)	Coupon	Maturity	Ratings (6)	Value
	Ukraine (continued)
570	Republic of Ukraine, Reg S	6.580%	11/21/16	B	$528,675
440	Republic of Ukraine, Reg S	6.750%	11/14/17	B	402,600
	Total Ukraine				2,688,811
	United Arab Emirates – 0.2%
242	Dubai Electricity and Water Authority, 144A	7.375%	10/21/20	Baa3	271,040
233	Waha Aerospace BV, 144A	3.925%	7/28/20	AA	241,800
	Total United Arab Emirates				512,840
	Uruguay – 0.3%
116	Republic of Uruguay	6.875%	9/28/25	BBB-	138,968
243	Republic of Uruguay	7.875%	1/15/33	BBB-	308,926
244	Republic of Uruguay	7.625%	3/21/36	BBB-	308,050
135	Republic of Uruguay	4.125%	11/20/45	BBB-	110,025
	Total Uruguay				865,969
	Venezuela – 1.3%
555	Petroleos de Venezuela SA, Reg S	9.750%	5/17/35	B+	444,000
230	Republic of Venezuela, Reg S	5.750%	2/26/16	B+	205,275
39	Republic of Venezuela, Reg S	12.750%	8/23/22	B+	39,974
1,050	Republic of Venezuela, Reg S	11.750%	10/21/26	B+	997,499
15	Republic of Venezuela	9.250%	9/15/27	B+	12,674
255	Republic of Venezuela, Reg S	11.950%	8/05/31	B+	243,524
1,215	Republic of Venezuela	9.375%	1/13/34	B+	993,262
300	Republic of Venezuela, Reg S	9.000%	5/07/23	B+	249,750
	Total Venezuela				3,185,958
	Total Emerging Markets Debt and Foreign Corporate Bonds (cost $84,390,406)				82,533,619

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 4.9% (3.3% of Total Investments)
$8,803	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/28/13, repurchase price $8,802,909, collateralized by $9,125,000 U.S. Treasury Notes, 0.625%, due 5/31/17, value $8,979,657	0.010%	7/01/13	$8,802,902
3,564	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/28/13, repurchase price $3,563,619, collateralized by $3,630,000 U.S. Treasury Notes, 0.500%, due 10/15/13, value $3,639,075	0.010%	7/01/13	3,563,616
$12,367	Total Short-Term Investments (cost $12,366,518)			12,366,518
	Total Investments (cost $332,223,670) – 146.7%			369,744,000
	Borrowings – (46.0)% (12), (13)			(116,000,000)
	Other Assets Less Liabilities – (0.7)% (14)			(1,676,487)
	Net Assets Applicable to Common Shares – 100%			$252,067,513

Nuveen Investments

Investments in Derivatives as of June 30, 2013

Call Options Written outstanding:

Number of Contracts	Type	Notional Amount (15)	Expiration Date	Strike Price	Value (14)
(190)	Capital One Financial Corporation	$(1,235,000)	9/21/13	$65	$(35,625)
(450)	Interpublic Group Companies, Inc.	(675,000)	10/19/13	15	(33,750)
(503)	Talisman Energy Inc.	(603,600)	7/20/13	12	(13,833)
(1,143)	Total Call Options Written (premium received $104,651)	$(2,513,600)			$(83,208)

Forward Foreign Currency Exchange Contracts outstanding:

Counterparty	Currency Contracts to Deliver	Notional Amount (Local Currency)	In Exchange For Currency	Notional Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars) (14)
Bank of America	Brazilian Real	410,000	U.S. Dollar	188,419	9/04/13	$6,998
Bank of America	Peruvian Nouveau Sol	118,000	U.S. Dollar	42,831	9/18/13	698
Bank of America	Peruvian Nouveau Sol	83,000	U.S. Dollar	30,237	9/18/13	601
Bank of America	Peruvian Nouveau Sol	39,000	U.S. Dollar	14,177	9/18/13	251
BNP Paribas	Colombian Peso	1,517,717,000	U.S. Dollar	794,200	9/18/13	10,432
Citibank N.A.	Euro	890,000	U.S. Dollar	1,188,633	9/18/13	29,771
Citibank N.A.	U.S. Dollar	405,210	Indian Rupee	24,080,000	9/18/13	(7,095)
Citibank N.A.	U.S. Dollar	43,169	Russian Ruble	1,440,000	9/18/13	126
Citibank N.A.	U.S. Dollar	397,540	Nigerian Naira	69,331,000	12/09/13	10,180
Deutsche Bank AG	Russian Ruble	18,016,000	U.S. Dollar	547,474	9/18/13	5,813
HSBC Bank	U.S. Dollar	414,538	Mexican Peso	5,372,000	9/18/13	(2,801)
JPMorgan Chase	South African Rand	2,555,000	U.S. Dollar	250,220	9/18/13	(5,375)
JPMorgan Chase	U.S. Dollar	204,062	Malaysian Ringgit	645,000	9/18/13	(1,931)
Morgan Stanley	Brazilian Real	1,480,000	U.S. Dollar	678,432	9/04/13	23,546
UBS AG	Brazilian Real	1,087,000	U.S. Dollar	515,410	9/04/13	34,423
UBS AG	Brazilian Real	360,000	U.S. Dollar	163,518	9/04/13	4,221
UBS AG	Euro	70,000	U.S. Dollar	93,471	9/18/13	2,324
UBS AG	U.S. Dollar	206,411	Philippine Peso	8,950,000	9/18/13	1,203
						$113,385

Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (16)	Termination Date	Unrealized Appreciation (Depreciation) (14)
JPMorgan	$19,950,000	Receive	1-Month USD-LIBOR	1.193%	Monthly	3/21/11	3/21/14	$(145,340)
JPMorgan	30,450,000	Receive	1-Month USD-LIBOR	1.255	Monthly	12/01/14	12/01/18	967,295
JPMorgan	30,450,000	Receive	1-Month USD-LIBOR	1.673	Monthly	12/01/14	12/01/20	1,602,225
Morgan Stanley	19,950,000	Receive	1-Month USD-LIBOR	2.064	Monthly	3/21/11	3/21/16	(798,003)
	$100,800,000							$1,626,177

Nuveen Investments

JDD

Nuveen Diversified Dividend and Income Fund (continued)

Portfolio of Investments June 30, 2013 (Unaudited)

    For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications into sectors for reporting ease.

  (1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

  (2)  Non-income producing; issuer has not declared a dividend within the past twelve months.

  (3)  For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Footnote 2—Investment Valuation and Fair Value Measurements for more information.

  (4)  Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Footnote 2—Investment Valuation and Fair Value Measurements for more information.

  (5)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investment in derivatives.

  (6)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating.
Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

  (7)  Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.

  (8)  Senior Loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.

    Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

  (9)  At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund's custodian to cease accruing additional income on the Fund's records.

  (10)  Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

  (11)  Perpetual security. Maturity date is not applicable.

  (12)  Borrowings as a percentage of Total Investments is 31.4%.

  (13)  The Fund segregates 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings.

  (14)  Other Assets Less Liabilities includes the Value and the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.

  (15)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

  (16)  Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each swap contract.

  WI/DD  Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

  144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

  ADR  American Depositary Receipt.

  TBD  Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

  Reg S  Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

  BRL  Brazilian Real

  COP  Columbian Peso

  EUR  Euro

  PEN  Peruvian Nuevo Sol

  RUB  Russian Ruble

  ZAR  South African Rand

  USD-LIBOR  United States Dollar—London Inter-Bank Offered Rate.

    See accompanying notes to financial statements.

Nuveen Investments

Statement of

ASSETS & LIABILITIES

June 30, 2013 (Unaudited)

Assets
Investments, at value (cost $332,223,670)	$369,744,000
Cash	8,958
Unrealized appreciation on:
Forward foreign currency exchange contracts	130,587
Swaps, net	2,424,180
Receivables:
Dividends	442,159
Interest	1,898,683
Investments sold	9,825,667
Reclaims	31,305
Other assets	106,822
Total assets	384,612,361
Liabilities
Borrowings	116,000,000
Call options written, at value (premiums received $104,651)	83,208
Unrealized depreciation on:
Forward foreign currency exchange contracts	17,202
Swaps	798,003
Payables:
Dividends	4,921,898
Investments purchased	10,144,066
Accrued expenses:
Interest on borrowings	89,952
Management fees	265,276
Trustees fees	51,061
Other	174,182
Total liabilities	132,544,848
Net assets applicable to Common shares	$252,067,513
Common shares outstanding	19,941,811
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$12.64
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$199,418
Paid-in surplus	251,180,577
Undistributed (Over-distribution of) net investment income	(6,686,813)
Accumulated net realized gain (loss)	(31,903,548)
Net unrealized appreciation (depreciation)	39,277,879
Net assets applicable to Common shares	$252,067,513
Authorized shares:
Common	Unlimited
FundPreferred	Unlimited

See accompanying notes to financial statements.

Nuveen Investments

Statement of

OPERATIONS

Six Months Ended June 30, 2013 (Unaudited)

Investment Income
Dividends (net of foreign tax withheld of $32,126)	$2,510,500
Interest	4,364,309
Total investment income	6,874,809
Expenses
Management fees	1,586,810
Interest expense on borrowings	650,883
Shareholder servicing agent fees and expenses	577
Custodian fees and expenses	110,724
Trustees fees and expenses	6,383
Professional fees	26,724
Shareholder reporting expenses	46,681
Stock exchange listing fees	4,258
Investor relations expenses	35,923
Other expenses	12,970
Total expenses	2,481,933
Net investment income (loss)	4,392,876
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	6,783,139
Call options written	304,889
Forward foreign currency exchange contracts	1,104
Swaps	(283,909)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	169,794
Call options written	12,264
Forward foreign currency exchange contracts	102,164
Swaps	2,676,422
Net realized and unrealized gain (loss)	9,765,867
Net increase (decrease) in net assets applicable to Common shares from operations	$14,158,743

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CHANGES in NET ASSETS (Unaudited)

	Six Months Ended 6/30/13	Year Ended 12/31/12
Operations
Net investment income (loss)	$4,392,876	$9,054,824
Net realized gain (loss) from:
Investments and foreign currency	6,783,139	9,615,288
Call options written	304,889	678,587
Forward foreign currency exchange contracts	1,104	(226,177)
Swaps	(283,909)	(555,928)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	169,794	22,339,192
Call options written	12,264	(55,515)
Forward foreign currency exchange contracts	102,164	13,831
Swaps	2,676,422	197,577
Net increase (decrease) in net assets applicable to Common shares from operations	14,158,743	41,061,679
Distributions to Common Shareholders
From and in excess of net investment income	(9,969,877)	—
From net investment income	—	(19,172,943)
Return of capital	—	(764,754)
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(9,969,877)	(19,937,697)
Capital Share Transactions
Net proceeds from shares issued to Common shareholders due to reinvestment of distributions	53,078	—
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	53,078	—
Net increase (decrease) in net assets applicable to Common shares	4,241,944	21,123,982
Net assets applicable to Common shares at the beginning of period	247,825,569	226,701,587
Net assets applicable to Common shares at the end of period	$252,067,513	$247,825,569
Undistributed (Over-distribution of) net investment income at the end of period	$(6,686,813)	$(1,109,812)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

CASH FLOWS

Six Months Ended June 30, 2013 (Unaudited)

Cash Flows from Operating Activities:
Net Increase (Decrease) In Net Assets Applicable to Common Shares from Operations	$14,158,743
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(120,271,519)
Proceeds from sales and maturities of investments	119,625,024
Proceeds from (Purchases of) short-term investments, net	(5,152,467)
Proceeds from (Payments for) closed foreign currency spot contracts	7,939
Premiums received for call options written	521,514
Cash paid for call options written	(132,223)
Proceeds from (Payments for) swap contracts, net	(283,909)
Amortization (Accretion) of premiums and discounts, net	(97,532)
(Increase) Decrease in:
Receivable for dividends	9,641
Receivable for interest	(197,159)
Receivable for investments sold	(9,340,241)
Receivable for matured senior loans	283,093
Receivable for reclaims	(677)
Other assets	(9,957)
Increase (Decrease) in:
Payable for investments purchased	7,327,205
Accrued interest on borrowings	(1,882)
Accrued management fees	4,598
Accrued trustees fees	2,733
Accrued other expenses	(14,081)
Net realized (gain) loss from:
Investments and foreign currency	(6,783,139)
Call options written	(304,889)
Swaps	283,909
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	(169,794)
Call options written	(12,264)
Forward foreign currency exchange contracts	(102,164)
Swaps	(2,676,422)
Capital gain and return of capital distributions from investments	435,412
Net cash provided by (used in) operating activities	(2,890,508)
Cash Flows from Financing Activities:
Increase in borrowings	8,200,000
Increase (Decrease) in cash overdraft	(305,633)
Cash distributions paid to Common shareholders	(4,994,901)
Net cash provided by (used in) financing activities	2,899,466
Net Increase (Decrease) in Cash	8,958
Cash at the beginning of period	—
Cash at the End of Period	$8,958

Supplemental Disclosure of Cash Flow Information

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $53,078.

Cash paid for interest on borrowings (excluding borrowing costs) was $530,777.

See accompanying notes to financial statements.

Nuveen Investments

Intentionally Left Blank

Nuveen Investments

Financial

HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

		Investment Operations							Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Fund- Preferred Share- holders(b)		Distributions from Accumulated Net Realized Gains to Fund- Preferred Share- holders(b)		Total	From Net Investment Income to Common Share- holders		From Accum- ulated Net Realized Gains to Common Share- holders	Return of Capital to Common Share- holders	Total
Year Ended 12/31:
2013(g)	$12.43	$.22	$.49	$—		$—		$0.71	$(.50	)***	$—	$—	$(.50)
2012	11.37	.45	1.61	—		—		2.06	(.96)		—	(.04)	(1.00)
2011	12.25	.44	(.32)	—		—		0.12	(1.00)		—	—	(1.00)
2010	11.13	.36	1.70	—		—		2.06	(.94)		—	—	(.94)
2009	8.30	.46	3.24	—	*	—	*	3.70	(.47)		—	(.41)	(.88)
2008	16.09	.89	(7.19)	(.18)		—		(6.48)	(.78)		(.06)	(.47)	(1.31)
		FundPreferred Shares at the End of Period			Borrowings at the End of Period
		Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 12/31:
2013	(g)	$—	$—	$—	$116,000	$3,173
2012		—	—	—	107,800	3,299
2011		—	—	—	97,800	3,318
2010		—	—	—	65,000	4,761
2009		—	—	—	65,000	4,424
2008		72,000	25,000	83,203	—	—

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on Common share equivalents.

Nuveen Investments

							Ratios/Supplemental Data
					Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(d)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(d)(e)
	Discount from Common Shares Repurchased and Retired		Ending Common Share Net Asset Value	Ending Market Value	Based on Market Value(c)	Based on Common Share Net Asset Value(c)	Ending Net Assets Applicable to Common Shares (000)	Expenses		Net Investment Income (Loss)		Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(f)
Year Ended 12/31:
2013(g)	$—		$12.64	$12.06	8.18%	5.71%	$252,068	1.92	%**	3.41	%**	N/A	N/A	32%
2012	—		12.43	11.60	22.99	18.45	247,826	1.95		3.72		N/A	N/A	50
2011	—	*	11.37	10.26	3.33	1.08	226,702	1.81		3.61		1.73%	3.69%	67
2010	—	*	12.25	10.89	22.16	19.18	244,461	1.78		2.88		1.61	3.06	67
2009	.01		11.13	9.73	72.17	47.30	222,566	1.89		4.73		1.59	5.02	77
2008	—		8.30	6.32	(49.58)	(42.60)	167,623	2.13		6.28		1.65	6.77	49

(c)  Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

  Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(d)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

		Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares
Year Ended 12/31:
2013	(g)	.50	%**
2012		.53
2011		.44
2010		.38
2009		.38
2008		.38

(e)  After expense reimbursement from the Adviser, where applicable. As of September 30, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.

(f)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Footnote 5 — Investment Transactions) divided by the average long-term market value during the period.

(g)  For the six months ended June 30, 2013.

*  Rounds to less than $.01 per share.

**  Annualized.

***  Represents distributions paid "From and in excess of net investment income" for the six months ended June 30, 2013.

N/A  Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Diversified Dividend and Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end registered investment company. The Fund's shares are listed on the New York Stock Exchange ("NYSE") and trade under the ticker symbol "JDD." The Fund was organized as a Massachusetts business trust on July 18, 2003.

The Fund's investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for the Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company LLC ("NWQ"), Security Capital Research & Management Incorporated ("Security Capital"), Symphony Asset Management LLC ("Symphony"), and Wellington Management Company, LLP ("Wellington") (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). NWQ and Symphony are each an affiliate of Nuveen. NWQ manages the portion of the Fund's investment portfolio allocated to dividend-paying common stocks including American Depositary Receipts ("ADRs") and the Fund's call option strategy. Security Capital manages the portion of the Fund's investment portfolio allocated to securities issued by real estate companies. Symphony manages the portion of the Fund's investment portfolio allocated to senior loans and other debt instruments. Wellington manages the portion of the Fund's investment portfolio allocated to emerging markets debt and foreign corporate bonds, and the forward foreign currency exchange strategy. The Adviser is responsible for managing the Fund's investments in swap contracts.

The Fund's investment objectives are high current income and total return. The Fund invests primarily in U.S. and foreign dividend-paying common stocks, dividend-paying common stocks issued by Real Estate Investment Trusts ("REITs"), debt securities and other non-equity instruments that are issued by, or that are related to, government, government-related and supernational issuers located, or conducting their business, in emerging market countries ("emerging markets debt and foreign corporate bonds") and senior loans.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund's portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of June 30, 2013, the Fund had outstanding when-issued/delayed delivery purchase commitments of $2,472,500.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received. Fee income and amendment fees are recognized as a component of "Interest income" on the Statement of Operations.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. Should the Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to Common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund's Board of Trustees, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund's

Nuveen Investments

investment strategy through regular quarterly distributions (a "Managed Distribution Program"). Total distributions during a calendar year generally will be made from the Fund's net investment income, net realized capital gains and net unrealized capital gains in the Fund's portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund's assets and is treated by shareholders as a non-taxable distribution ("Return of Capital") for tax purposes. In the event that total distributions during a calendar year exceed the Fund's total return on net asset value, the difference will reduce net asset value per share. If the Fund's total return on net asset value exceeds total distributions during a calendar year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of December 31 each year.

REIT distributions received by the Fund are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year end. For the fiscal year ended December 31, 2012, the character of distributions to the Fund from the REITs was 70.71% ordinary income, 16.97% long-term capital gains and 12.32% return of REIT capital.

For the fiscal year ended December 31, 2012, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITs. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

For the six months ended June 30, 2013, the Fund applied the actual percentages for the fiscal year ended December 31, 2012, described above, to its receipts from the REITs and treated as income on the Statement of Operations only the amount of ordinary income so calculated. The Fund adjusts that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs inform their shareholders of the actual breakdown of income type.

The actual character of distributions made by the Fund during the fiscal year ended December 31, 2012, is reflected in the accompanying financial statements.

The distributions made by the Fund during the six months ended June 30, 2013, are provisionally classified as being "From and in excess of net investment income," and those distributions will be classified as being from net investment income, net realized capital gains and/or a return of capital for tax purposes after the fiscal year end. For purposes of calculating "Undistributed (Over distribution of) net investment income" as of June 30, 2013, the distribution amounts provisionally classified as "From and in excess of net investment income" were treated as being entirely from net investment income. Consequently, the financial statements at June 30, 2013 reflect an over-distribution of net investment income.

FundPreferred Shares

The Fund is authorized to issue auction rate preferred ("FundPreferred") shares. During prior fiscal periods, the Fund redeemed all of its outstanding FundPreferred shares, at liquidation value.

Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund has entered into transactions subject to enforceable netting agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. As of June 30, 2013, the Fund was not invested in any portfolio securities or derivatives, other than the swap contracts further described in Footnote 3 — Portfolio Securities and Investments in Derivatives, with gross exposures on the Statement of Assets and Liabilities that could be netted subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

("NASDAQ") are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain ADRs held by the Fund that trade in only limited volume in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time foreign currencies may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities, senior loans, forward foreign currency exchange contracts and swap contracts are provided by a pricing service approved by the Fund's Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Fund invests are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (NAV) of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund's NAV is determined, or if under the Fund's procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Fund's Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

The value of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter ("OTC") market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund's Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund's Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions

Nuveen Investments

market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 —  Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 —  Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 —  Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks	$91,836,528	$618,650	$—	***	$92,455,178
Real Estate Investment Trust (REIT) Common Stocks	96,472,440	—	—		96,472,440
$25 Par (or similar) Retail Structures	923,780	—	—		923,780
$1,000 Par (or similar) Institutional Structures	—	1,519,219	—		1,519,219
Variable Rate Senior Loan Interests	—	83,115,381	—		83,115,381
Corporate Bonds	—	357,865	—		357,865
Emerging Markets Debt and Foreign Corporate Bonds	—	82,533,619	—		82,533,619
Short-Term Investments:
Repurchase Agreements	—	12,366,518	—		12,366,518
Derivatives:
Call Options Written	(83,208)	—	—		(83,208)
Forward Foreign Currency Exchange Contracts**	—	113,385	—		113,385
Swaps**	—	1,626,177	—		1,626,177
Total	$189,149,540	$182,250,814	$—	***	$371,400,354

*  Refer to the Fund's Portfolio of Investments for industry classifications and breakdown of Common Stocks classified as Level 2 and Level 3.

**  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

***  Value equals zero as of the end of the reporting period.

The Nuveen funds' Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds' pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i.)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii.)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including forward foreign currency exchange, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, options written and swap contracts are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of "Change in unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, options written and swap contracts are recognized as a component of "Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, call options written and interest rate swaps", respectively, on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Zero Coupon Securities

The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from regulation by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Forward Foreign Currency Exchange Contracts

The Fund is authorized to enter into forward foreign currency exchange contracts ("forward contracts") under two circumstances: (i) when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the Sub-Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency.

Nuveen Investments

A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price. Forward contracts are typically traded in the OTC markets and all details of the contract are negotiated between the counterparties to the agreement. Accordingly, the forward contracts are valued by reference to the contracts traded in the OTC markets. The contractual obligations of a buyer or seller may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery.

Forward contracts are valued daily at the forward rate and are recognized as a component of "Unrealized appreciation and/or depreciation on forward foreign currency exchange contracts" on the Statement of Assets and Liabilities. The change in value of the forward contracts during the reporting period is recognized as a component of "Change in net unrealized appreciation (depreciation) of forward foreign currency exchange contracts" on the Statement of Operations. When the contract is closed or offset with the same counterparty, the Fund recognizes the difference between the value of the contract at the time it was entered and the value at the time it was closed or offset as a component of "Net realized gain (loss) from forward foreign currency exchange contracts" on the Statement of Operations.

Forward contracts will generally not be entered into for terms greater than three months, but may have maturities of up to six months or more. The use of forward contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reflected on the Statement of Assets and Liabilities. Forward contracts are subject to counterparty risk if the counterparty fails to perform as specified in the contract due to financial impairment or other reason.

During the six months ended June 30, 2013, the Fund entered into forward contracts, buying currencies expected to appreciate and selling currencies expected to depreciate.

The average notional amount of forward foreign currency exchange contracts outstanding during the six months ended June 30, 2013, was as follows:

Average notional amount of forward foreign currency exchange contracts*	$6,353,846

*  The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of forward contracts held by the Fund as of June 30, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Foreign currency exchange rate	Forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	$130,587	Unrealized depreciation on forward foreign currency exchange contracts	$(17,202)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on forward contracts for the six months ended June 30, 2013, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Foreign currency exchange rate	Forward contracts	$1,104	$102,164

Swap Contracts

The Fund is authorized to invest in interest rate swap and forward interest rate swap contracts ("swap contracts") to mitigate the negative impact that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Forward interest rate swap transactions involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). Interest rate swap contracts involve the Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on any variable rate borrowing. The payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap (and beginning on the effective date for a forward swap), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on swaps(, net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps." Income received or paid by the Fund is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of an interest rate swap contract and are equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the six months ended June 30, 2013, the Fund continued to use swap contracts to partially fix its interest cost of leverage, which the Fund uses through the use of bank borrowings.

The average notional amount of swap contracts outstanding during the six months ended June 30, 2013, was as follows:

Average notional amount of swap contracts outstanding*	$100,800,000

*  The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by the Fund as of June 30, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest rate	Swaps	Unrealized appreciation on swaps, net	$2,569,520	Unrealized depreciation on swaps	$(798,003)
Interest rate	Swaps	Unrealized appreciation on swaps, net	(145,340)	—	—
Total			$2,424,180		$(798,003)

The following table presents the swap contacts, which are subject to netting agreements, as well as the collateral delivered related to those swap contracts.

Counterparty	Gross Unrealized Appreciation on Swaps*	Gross Unrealized (Depreciation) on Swaps*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation on Swaps	Collateral Pledged to Counterparty	Net Exposure
JPMorgan	$2,569,520	$(145,340)	$(145,340)	$2,424,180	$—	$2,424,180
Morgan Stanley	—	(798,003)	—	(798,003)	798,003	—
Total	$2,569,520	$(943,343)	$(145,340)	$1,626,177	$798,003	$2,424,180

*  Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts for the six months ended June 30, 2013, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Interest rate	Swaps	$(283,909)	$2,676,422

Options Transactions

The Fund is authorized to purchase and write (sell) call and put options on securities, futures, swaps ("swaptions") or currencies. The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the

Nuveen Investments

option, as this is the performance expected from the counterparty. When the Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Call and/or put options purchased, at value" on the Statement of Assets and Liabilities. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Call and/or put options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options purchased" on the Statement of Operations.The changes in the value of options written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of call and/or put options written" on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from call and/or put options purchased and/or written" on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the six months ended June 30, 2013, the Fund wrote call options on individual stocks, while investing in those same stocks, to enhance returns while foregoing some upside potential. The Fund did not purchase put or call options or write put options during the six months ended June 30, 2013.

The average notional amount of outstanding call options written during the six months ended June 30, 2013, was as follows:

Average notional amount of outstanding call options written*	$(2,779,633)

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all call options written by the Fund as of June 30, 2013, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Equity price	Options	—	$—	Call options written, at value	$(83,208)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) on call options written for the six months ended June 30, 2013, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Equity price	Options	$304,889	$12,264

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Credit risk is generally higher when a non-exchange traded financial instrument is involved because the counterparty for exchange-traded financial instruments is the exchange's clearinghouse.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

4. Fund Shares

Common Shares

Transactions in Common shares were as follows:

	Six Months Ended 6/30/13	Year Ended 12/31/12
Common shares issued to shareholders due to reinvestment of distributions	4,114	—
Common shares repurchased and retired	—	—
Weighted average:
Price per Common share repurchased and retired	$—	$—
Discount per Common share repurchased and retired	—	—

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) for the six months ended June 30, 2013, aggregated $120,271,519 and $119,625,024, respectively.

Transactions in call options written during the six months ended June 30, 2013, were as follows:

	Number of Contracts	Premiums Received
Call options outstanding, beginning of period	451	$20,249
Call options written	5,556	521,514
Call options terminated in closing purchase transactions	(1,208)	(123,841)
Call options exercised	(2,028)	(205,090)
Call options expired	(1,628)	(108,181)
Call options outstanding, end of period	1,143	$104,651

6. Income Tax Information

The Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

As of June 30, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$338,149,566
Gross unrealized:
Appreciation	$48,678,651
Depreciation	(17,084,217)
Net unrealized appreciation (depreciation) of investments	$31,594,434

Nuveen Investments

Permanent differences, primarily due to bond premium amortization adjustments, treatment of notional principal contracts, foreign currency reclasses, tax basis earnings and profits adjustments and return of capital distributions, resulted in reclassifications among the Fund's components of Common share net assets as of December 31, 2012, the Fund's last tax year-end, as follows:

Paid-in surplus	$(10,799,291)
Undistributed (Over-distribution of) net investment income	10,257,934
Accumulated net realized gain (loss)	541,357

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2012, the Fund's last tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

The tax character of distributions paid during the Fund's last tax year ended December 31, 2012 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income [1]	$19,172,943
Distributions from net long-term capital gains	—
Return of capital	764,754

1  Net ordinary income consists of net taxable income derived from dividends, interest and current year earnings and profits attributable to realized gains.

As of December 31, 2012, the Fund's last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
December 31, 2016	$671,237
December 31, 2017	32,452,667
Total	$33,123,904

During the Fund's last tax year ended December 31, 2012, the Fund utilized $10,034,537 of its capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010, will not be subject to expiration. During the Fund's last tax year ended December 31, 2012, there were no post-enactment capital losses generated.

The Fund has elected to defer losses incurred from November 1, 2012 through December 31, 2012, the Fund's last tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses	$317,983
Late-year ordinary losses	—

7. Management Fees and Other Transactions with Affiliates

The Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund's management fee consists of two components—a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	.7000%
For the next $500 million	.6750
For the next $500 million	.6500
For the next $500 million	.6250
For managed assets over $2 billion	.6000

Nuveen Investments

Notes to

FINANCIAL STATEMENTS (Unaudited) (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of June 30, 2013, the complex-level fee rate for the Fund was .1679%.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of June 30, 2013, the Fund had no unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in the Fund's portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of June 30, 2013, there were no such outstanding participation commitments.

9. Borrowing Arrangements

The Fund has entered into a $116 million (maximum commitment amount) senior committed secured 364-day revolving line of credit ("Borrowings"), renewable annually, with its custodian bank. As of June 30, 2013, the outstanding balance on these Borrowings was $116.0 million. During the six months ended June 30, 2013, the average daily balance outstanding and annual interest rate on these Borrowings were $109.3 million and .96%, respectively.

Interest is charged on these Borrowings at a rate per annum equal to the higher of (a) the overnight LIBOR (London Inter-bank Offered Rate) rate plus .80% or (b) the Federal Funds rate plus .80%. In addition to interest expense, the Fund accrues a .15% per annum commitment fee and a .05% per annum facility fee based on the total maximum commitment amount of the Borrowings through the renewal date.

In order to maintain these Borrowings, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund's portfolio of investments.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense, commitment fees and facility fees are recognized as a component of "Interest expense on borrowings" on the Statement of Operations.

Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (the "Board" and each Trustee, a "Board Member") of the Fund, including the Board Members who are not parties to the Fund's advisory or sub-advisory agreement or "interested persons" of any such parties (the "Independent Board Members"), is responsible for approving the advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Advisor") and the sub-advisory agreements (each, a "Sub-Advisory Agreement") between (a) the Advisor and Wellington Management Company, LLP ("Wellington"), (b) the Advisor and NWQ Investment Management Company, LLC ("NWQ"), (c) the Advisor and Symphony Asset Management LLC ("Symphony") and (d) the Advisor and Security Capital Research & Management Incorporated ("Security Capital" and, together with Wellington, NWQ and Symphony, the "Sub-Advisors") (the Investment Management Agreement and the Sub-Advisory Agreements are referred to collectively as the "Advisory Agreements") and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisors (the Advisor and the Sub-Advisors are collectively, the "Fund Advisers" and each, a "Fund Adviser"). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Advisor's profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Fund's investment performance and consider an analysis provided by the Advisor of the Sub-Advisors which generally evaluated the Sub-Advisors' investment teams, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisors. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Advisor provides special reports to the Board or a committee thereof from time to time to enhance the Board's understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Advisor. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Advisor provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, Security Capital made a presentation to the Board and, in October 2012, the Independent Board Members made a site visit to Symphony. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members' conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund's Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members' considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser's services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the capability and integrity of the Advisor and its staff and the Advisor's responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the closed-end fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisors generally provide the portfolio investment management services to the Fund. In reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisors' investment teams and changes thereto, organization and history, assets under management, the investment teams' philosophies and strategies in managing the Fund, developments affecting the Sub-Advisors or Fund and Fund

Nuveen Investments

performance (or the portion of the Fund's portfolio allocated to the respective Sub-Advisor). The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser's ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor's execution of its oversight responsibilities over the Sub-Advisors. Given the importance of compliance, the Independent Board Members also considered Nuveen's compliance program, including the report of the chief compliance officer regarding the Fund's compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Advisor's emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen's additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Advisor has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Advisor's focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Advisor's significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Advisor designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Advisor, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Advisor to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the Nuveen closed-end funds, including the significant level of oversight and administration necessary to manage leverage that has become increasingly varied and complex and the ongoing redesign of technology systems to manage and track the various forms of leverage; continued capital management services, including developing shelf offering programs for various funds; the implementation of projects designed to enhance data integrity for information published on the web and to increase the use of data received from third parties to gain market intelligence; and the continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program and campaigns designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen's support services included, among other things: developing materials covering the Nuveen closed-end fund product line and educational materials regarding closed-end funds; designing and executing various marketing campaigns; supporting and promoting the alternative minimum tax (AMT)-free funds; sponsoring and participating in conferences; communicating with closed-end fund analysts and financial advisors throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund's performance and the applicable investment team. In general, in considering a fund's performance, the Board recognized that a fund's performance can be reviewed through various measures including the fund's absolute return, the fund's return compared to the performance of other peer funds, and the fund's performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, the Fund's historic investment performance as well as information comparing the Fund's performance information with that of other funds (the "Performance Peer Group") and with recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. The Board also reviewed the returns of each sleeve of the Fund relative to the benchmark of such sleeve for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. In addition, with respect to closed-end funds (such as the Fund), the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder's investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund's performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Advisor classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant while the Performance Peer Groups of other funds (including the Fund) were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund's peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund's investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Advisor the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Fund, given that, as noted above, the Performance Peer Group for the Fund was classified as irrelevant, limiting the usefulness of the peer comparison data, the Board also considered the Fund's

Nuveen Investments

performance compared to its benchmark. In this regard, the Board noted that although the Fund underperformed its benchmark in the five-year period, it outperformed its benchmark in the one- and three-year periods.

Based on their review, the Independent Board Members determined that the Fund's investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund's gross management fee, net management fee and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the "Peer Universe") and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets, as applicable), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the Fund had a net management fee and a net expense ratio that were higher than its peer averages. In this regard, they recognized that the Fund's higher relative expense ratio was generally due to the expiration of certain fee waivers and the issuance of incremental leverage.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have at least one sub-advisor (including the Fund, which has two affiliated sub-advisors (NWQ and Symphony) and two non-affiliated sub-advisors (Security Capital and Wellington)), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Advisor and the fee paid to the sub-advisor(s). In general terms, the fee to the Advisor reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-advisor level, the fee generally reflects the portfolio management services provided by the sub-advisor(s). The Independent Board Members reviewed information regarding the nature of services provided by the Advisor, including through NWQ and Symphony, and the range of fees and average fee such affiliated Sub-Advisors assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), hedge funds, foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

one of Nuveen's investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Advisor are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Advisor may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. With respect to Symphony, the Independent Board Members also reviewed the fees it assesses for equity and taxable fixed-income hedge funds it manages, which include a performance fee. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of Security Capital, the Independent Board Members also considered the pricing schedule or fees that such Sub-Advisor charges for other clients. The Independent Board Members further noted that the Fund's sub-advisory fees to the non-affiliated Sub-Advisors were the result of arm's-length negotiations.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen's revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor's continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Advisor's level of profitability for its advisory activities was reasonable in light of the services provided.

Nuveen Investments

With respect to NWQ and Symphony, the affiliated Sub-Advisors, the Independent Board Members reviewed each such Sub-Advisor's revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisors. With respect to Security Capital, the Independent Board Members also considered such Sub-Advisor's revenues, expenses and profitability margins for its advisory activities with the Fund. Similarly, with respect to Wellington, the Independent Board Members considered such Sub-Advisor's profitability margins for its advisory activities with the Fund. Based on their review, the Independent Board Members were satisfied that each Sub-Advisor's level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds' investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund's complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen's costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds' assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential "fall out" or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving

Nuveen Investments

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Fund's portfolio transactions are determined by the Sub-Advisors. Accordingly, the Independent Board Members considered that NWQ, Security Capital and Symphony may benefit from their soft dollar arrangements pursuant to which they receive research from brokers that execute the Fund's portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, these Sub-Advisors may also engage in soft dollar arrangements on behalf of other clients, and the Fund as well as such Sub-Advisors may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by these Sub-Advisors may also benefit the Fund and shareholders to the extent the research enhances the ability of such Sub-Advisors to manage the Fund. The Independent Board Members noted that such Sub-Advisors' profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly. With respect to Wellington, the Independent Board Members noted that such Sub-Advisor only executes principal trades on behalf of the Nuveen funds and therefore has not engaged in soft dollar transactions on behalf of the Fund.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser's fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Glossary of Terms
Used in this Report

•  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•  Beta: A measure of the variability of the change in the share price for a fund in relation to a change in the value of the fund's market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

•  Comparative Benchmark: The performance is a blended return consisting of: 1) 18.75% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to book ratios and lower forecasted growth values, 2) 6.25% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 25% of the return of the Dow Jones Wilshire Real Estate Securities Index, an unmanaged, market capitalization-weighted index comprised of publicly traded REITs and real estate companies, 4) 25% of the return of the JPMorgan EMBI Global Diversified, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, and 5) 25% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.

•  Current Distribution Rate: Current distribution rate is based on the Fund's current annualized quarterly distribution divided by the Fund's current market price. The Fund's quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

•  Effective Leverage: Effective leverage is a Fund's effective economic leverage, and includes both Regulatory Leverage (see below) and the leverage effects of certain derivative investments in the Fund's portfolio that increase the Fund's investment exposure.

•  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•  Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

•  Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•  Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund's total assets (securities, cash, and accrued earnings), subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

Nuveen Investments

•  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is sometimes referred to as "'40 Act Leverage" and is subject to asset coverage limits set in the Investment Company Act of 1940.

•  S&P 500® Index: An unmanaged Index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees. It is not possible to invest directly in an index.

Nuveen Investments

Notes

Nuveen Investments

Additional Fund Information

Board of Trustees

John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager

Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606

Custodian

State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services

State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel

Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm

Ernst & Young LLP
Chicago, IL

The Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares Repurchased
JDD	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $216 billion as of June 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com/cef

ESA-B-0613D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)      Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)      A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)      Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)           If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend and Income Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
(Vice President and Secretary)

Date: September 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 5, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 5, 2013